UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202
(Address of principal executive offices) (Zip code)

Capitol Services, Inc.
1675 S. State Street, Suite B, Dover, Delaware 19901
(Name and address of agent for service)

With a copy to:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Registrant’s telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1.	REPORTS TO STOCKHOLDERS.

Annual Report

Small Company Fund
Investor Shares (BCSIX)
(CUSIP Number 115291833)

Institutional Shares (BCSSX)
(CUSIP Number 115291403)

Mid Company Fund
Investor Shares (BCMSX)
(CUSIP Number 115291809)

Institutional Shares (BCMIX)
(CUSIP Number 115291783)

International Equity Fund
Investor Shares (BCIIX)
(CUSIP Number 115291858)

Institutional Shares (BCISX)
(CUSIP Number 115291767)

International Small Company Fund
Investor Shares (BCSVX)
(CUSIP Number 115291742)

Institutional Shares (BCSFX)
(CUSIP Number 115291759)

March 31, 2019

Table of Contents

The Brown Capital Management Small Company Fund	1
Management Discussion of Fund Performance	1
Schedule of Investments	6

The Brown Capital Management Mid Company Fund	8
Management Discussion of Fund Performance	8
Schedule of Investments	13

The Brown Capital Management International Equity Fund	15
Management Discussion of Fund Performance	15
Schedule of Investments	20

The Brown Capital Management International Small Company Fund	23
Management Discussion of Fund Performance	23
Schedule of Investments	28

Statements of Assets and Liabilities	31

Statements of Operations	33

Statements of Changes in Net Assets	34

Financial Highlights	38

Notes to Financial Statements	46

Report of Independent Registered Public Accounting Firm	55

Fund Expenses	56

Additional Information	57

Trustees and Officers	60

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.browncapital.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.browncapital.com.

Any time before January 1, 2021, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-892-4226 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

Small Company Fund – Investor and Institutional Share Classes

The Small Company Fund posted strong performance for the fiscal year ended March 31, 2019, with the Investor shares returning 11.05%, versus 3.85% for the Russell 2000® Growth Index. The Fund (Investor Share Class) ranked in the 30th percentile out of 667 peer funds in Morningstar’s Small Growth Category based on total returns for the fiscal year.

Portfolio Review

While we are pleased to share these positive results with you, we think it is important to emphasize that the first set of data points just mentioned—short-term (annual) returns and performance versus a benchmark—has little to do with our investment philosophy. Furthermore, we think our approach is materially different than many other asset managers, so we do not concern ourselves with our ranking versus our “peers” in any given year. All that said, we value the trust our shareholders have placed in us, and we understand the importance of communicating what’s going on in the portfolio. We simply wish to place any discussion of performance in the proper context—both when the numbers are good, as they are now, and when they are not.

At Brown Capital Management Funds, our portfolio-management teams are long-term investors committed to constructing portfolios of what we call Exceptional Growth Companies. We define Exceptional Growth Companies as those whose products and services save time, lives, money or headaches, or that provide exceptional value to consumers. Additionally, we target companies that possess durable revenue streams, sustainable competitive advantages and strong balance sheets. Since we do not know the direction of market movements in the near future, we focus on building portfolios of what we believe are Exceptional Growth Companies and generating value for shareholders over a full investment cycle or longer.

In our Small Company Fund, we look for high-quality, small companies with a deliverable growth plan over our three-to-five year evaluation horizon. When we find these Exceptional Growth Companies, we often hold them for periods much longer than five years, as is evidenced by our low turnover. Finally, in managing the portfolio, we are benchmark-agnostic; we do not make any investment decisions based on the composition of an index. Putting all this together, you can see that discussing short-term results relative to a benchmark or group average does not reflect what we do.

It is important to remember that we are bottom-up investors through and through. You may recall that we use proprietary categories in lieu of Russell sectors as part of our benchmark-agnostic approach. We do not set target allocations to each of the categories, and then “fill the buckets” with stock positions. Instead, we invest in Exceptional Growth Companies and use our proprietary categories in our risk-management discipline to ensure proper diversification within the portfolio. As of March 31, 2019, the largest exposures in the Fund were in the Medical/Health Care and Business Services proprietary categories.

Below are select contributors and detractors as well as newly established and eliminated positions.

Leading Contributors

•
Paycom Software provides cloud-based human capital management (HCM) software for small to mid-sized companies in the U.S. Paycom provides the functionality and data analytics that businesses need to manage the employment lifecycle from recruitment to retirement. The company’s solution is based on a core system-of-record maintained in a single database for all HCM functions, including talent acquisition, time and labor management, payroll, talent management and human resources management. The software allows for easy adoption by employees, who can manage their HCM activities in the cloud, reducing the administrative burden on employers and increasing employee productivity. Paycom reported strong revenue and earnings growth for the year, driven by deeper penetration of existing markets and expanding into additional markets through new sales-office openings. These strong results contributed to the recent stock performance. We believe in the company’s growth strategy of targeting larger clients while strengthening and extending its product portfolio.

•
Veeva Systems provides cloud-based software solutions to the global life sciences industry, including the fields of biotechnology, pharmaceuticals and biomedical technologies. The company’s solutions include: Veeva CRM, the core customer relationship management solution; and Veeva Vault, the regulated content management and collaboration solution. Veeva reported stronger-than-expected financial results, driven by healthy customer adoption of existing products, as well as impressive forward guidance. This combination helped power the stock’s recent performance. We believe the company will keep growing by selling new solutions to existing customers, capturing new customers within existing markets, and entering adjacent markets.

•
Manhattan Associates provides supply-chain execution software, including solutions for warehouse management, transportation management, advanced planning and scheduling, as well as integrated logistics. Manhattan serves customers in the transportation, retail, pharmaceutical, manufacturing and other industries. The company is driving revenue and earnings growth by developing new products, enhancing existing products and providing professional services that help customers manage the accelerating and fluctuating demands of their supply chains. The company’s transition from a license-based revenue model to a subscription-based revenue model is in process. This transition, as well as the company’s recent execution, contributed to the solid stock-price performance.

Annual Report | March 31, 2019	1

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

Leading Detractors

•
Cantel Medical provides products and services designed for infection prevention and control. The company operates in the following segments: endoscopy; water purification and filtration; healthcare disposables; and dialysis. The endoscopy segment produces endoscope reprocessing systems and other disinfecting and sterilizing products. The water purification segment produces systems for dialysis facilities. The healthcare disposables division produces single-use, infection-prevention products used primarily in the dental market. The dialysis segment produces medical devices and supplies for reprocessing renal dialysis systems. The company’s endoscopy division is driving strong revenue growth by expanding the installed base of endoscope reprocessing equipment. This year, Cantel’s stock price was hurt by revenue and earnings shortfalls, but we believe the long-term growth prospects remain intact.

•
Blackbaud is a provider of software and services to the nonprofit community. Shares sold off as investors were disappointed by a revenue slowdown related to Blackbaud’s ongoing product rationalization as well as increased spending related to a salesforce expansion. Blackbaud is the market leader in fundraising software with less than 10% share of an $8 billion-plus market. We believe the company has ample room to grow and should benefit from secular trends in the nonprofit industry.

•
Inogen manufactures portable oxygen concentrators to treat patients with hypoxemia. Hypoxemia is an abnormally low level of oxygen in the blood which can damage organs, leading to costly hospitalizations and death. Oxygen concentrators increase the level of oxygen in the air that a patient inhales. We believe the company will drive revenue and earnings growth in several ways: by capturing new customers through direct-to-consumer marketing, launching new products, enhancing existing products and securing additional contracts with healthcare insurers. In the first quarter of 2019, the company reduced its industry-growth estimates and also announced that a large customer had slowed spending on Inogen’s oxygen concentrators. These negative announcements overshadowed the company’s strong results and contributed to the stock’s recent underperformance. We acknowledge that medical-equipment orders can be volatile and we think the revised industry-growth rate remains healthy. We believe Inogen’s long-term growth prospects are intact.

Companies Purchased

•
Alteryx provides comprehensive self-service data-analytics software to data scientists and business analysts for several functions: finding, sharing, preparing and blending data; performing a variety of analyses; sharing insights; and automating processes. The software frequently drives dramatic improvements in business productivity and outcomes. Founded in 1997, Alteryx has built an impressive, global, blue-chip client base. Ford, Shell, KPMG, Southwest and Home Depot are among their largest clients. The company is experiencing strong revenue growth from increasing user counts and cross-selling products within their existing 3,600 clients, as well as adding new clients.

•
Glaukos is a medical device company that provides an implantable device therapy known as iStent to more effectively treat glaucoma, the second leading cause of blindness. Glaucoma is primarily treated by a combination of topical drugs (eye drops) which are subject to poor patient compliance/adherence to the therapy. The iStent implant procedure is performed in conjunction with surgery for cataracts, the leading cause of blindness. The iStent was approved by the FDA in June 2012 and has gained recent approvals in Europe and Asia. The micro-invasive iStent have been implanted in more than 300,000 eyes. The company is developing a broad product pipeline leveraging the iStent infrastructure to address the large glaucoma market.

•
Q2 Holdings provides banking software solutions to financial institutions in the U.S., including banks and credit unions. The solutions allow consumers and corporate customers of these institutions to access their accounts and perform a variety of banking functions using PCs or mobile devices, while also enabling the institutions to quickly identify, report and remediate credit-or debit-card breaches and fraudulent activity. Q2’s subscription model provides a durable revenue stream that is growing as online activity by banking customers grows. Q2 is also increasing revenue by expanding the use of current solutions with existing clients, and by developing and selling new solutions. As Q2 expands the software functionality, they are targeting steadily larger clients. We believe Q2’s long-term growth prospects are attractive.

Companies Sold

•
Bruker provides high-end analytical instruments to the academic, government, pharma/biotech, clinical diagnostic and industrial markets. Users of these instruments study the physical structure and biological characteristics of molecules and atoms. We initially invested in the company in 2003 based on the company’s mass-spectrometry technology. Over the years, the company grew revenue from $116 million to more than $1.7 billion. Given the revenue level and growth potential, we believed the company had graduated from the small company investment program.

•
Diodes manufactures and supplies high-quality, application-specific semiconductor products to the consumer electronics, computing, communications, industrial and automotive markets. We initially invested in Diodes in 2008 based on the company’s proprietary packaging expertise, innovative and customer-centric product focus, large installed base in diverse end-markets, and broad product portfolio. Over the investment horizon, the company grew revenue from $401 million to more than $1 billion. Given the revenue level and growth potential, we believed the company had graduated from the small company investment program.

•
Geospace Technologies develops instruments and equipment used in the acquisition of seismic data. The Exploration and Production (E&P) industry utilizes Geospace products to find, monitor and characterize underground or undersea oil and gas reserves. We initially

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The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

invested in the company in 2012 based on the strength of the company’s wireless technology. We believed the company would generate strong revenue growth as the E&P industry adopted the company’s wireless seismic-data acquisition systems. Demand for the technology failed to meet our expectations. Over the investment horizon, company revenue fell from $172.9 million to $73.7 million. Given the impaired revenue growth potential, the company no longer qualified as an Exceptional Growth Company.

•
Nuance Communications provides voice recognition and natural-language understanding solutions. These products include automated speech recognition, dialog and information management, biometric speaker authentication, text-to-speech and optical character-recognition capabilities. We initially invested in the company in 2002 based on the strength of the company’s speech recognition technology. Over the investment horizon the company grew revenue from $63.8 million to over $1.9 billion. Given the revenue level and growth potential, we believe the company had graduated from the small company investment program.

While we do not put companies in the portfolio hoping that they get taken out, over time we have seen larger corporations and strategic buyers value the characteristics of these Exceptional Growth Companies and acquire them. Throughout the Fund’s history a significant number of companies have been acquired out of the portfolio, many of which had been solid performers for many years prior to the deal. This fiscal year, we saw two acquisitions, Abaxis and Zoe’s Kitchen.

•
Abaxis develops, manufactures and sells portable blood-analysis systems used in the point-of-care setting for both human medical and veterinary markets globally. The company’s products enable physicians and veterinarians to obtain results quickly from blood chemistry tests on site, rather than waiting for results from offsite laboratories. During the third quarter of 2018, Zoetis completed the acquisition of Abaxis for $83 per share in cash.

•
Zoe’s Kitchen is a fast-growing, fast-casual restaurant concept serving a distinct menu of fresh, wholesome, Mediterranean-inspired dishes delivered with Southern hospitality. We invested in the company in October of 2016 based on the company’s value proposition of serving fresh, healthy and differentiated food at economical prices. During the fourth quarter of 2018, The Cava Group, a privately held Mediterranean restaurant chain, completed the acquisition of Zoes for $12.75 per share in cash.

Closing Thoughts

As a group, Brown Capital’s four strategies—Small Company, Mid Company, International Equity and International Small Company—have performed well and attracted investor interest. Over the last year, during which Brown Capital celebrated our 35th anniversary, the stability and growth of our assets under management have allowed us to reinvest in our business through several strategic hires.

Most notably for Small Company Fund investors, we added Chaitanya Yaramada, CFA, Director and Portfolio Manager/Senior Analyst, to the small company team. Chaitanya spent nearly 10 years at Baird in research, including serving as a technology analyst in Equity Asset Management.

Other key hires include: Dan Boston, Portfolio Manager/Senior Analyst for the international team (actual starting date: April 1, 2019); Malcolm Fitch, Head of Marketing and Strategic Communications, who will help us do a better job of communicating with shareholders; and Rob Burks, Jr., Chief Compliance Officer, who replaces our retired CCO. Looking forward, we plan to add strategically to our headcount to strengthen further our investment and client support capabilities.

Thank you for your confidence and investment in Brown Capital Management.

Disclosures

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings are unavailable via Morningstar, only percentile outcomes are available.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values. You cannot invest directly into an index.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market capitalization range. These portfolios tend to favor companies up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields). For the 3, 5, and 10 year periods, the Investor Share Class of the Small Company Fund was ranked 17th percentile out of 576, 4th percentile out of 511, and 4th percentile out of 384 as of 3/31/19 based on total returns relative to our peers in the Morningstar Small Growth Category.

Annual Report | March 31, 2019	3

The Brown Capital Management Small Company Fund

March 31, 2019 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2009. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) Investor Class versus the Russell 2000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2019)

	Average Annual Total Returns					Total Annual

					Since Inception	Fund Operating
	1 Year	3 Year	5 Year	10 Year	12/31/92	Expenses

The Brown Capital Management Small Company Fund -
Investor Class	11.05%	20.58%	13.52%	19.58%	12.59%	1.26%

The Brown Capital Management Small Company Fund -
Institutional Class	11.28%	20.82%	13.75%	19.75%	12.65%	1.06%

Russell 2000® Growth Index	3.85%	14.87%	8.41%	16.52%	7.76%

Morningstar Small Growth Category	8.22%	16.29%	8.69%	16.45%	9.92%

SCF-Investor Percentile Ranking vs
Total Funds in M-Star Small Growth Category	30/667	17/576	4/511	4/384	N/A

SCF-Institutional Percentile Ranking vs
Total Funds in M-Star Small Growth Category	27/667	15/576	3/511	3/384	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 30, 2018. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally is perceived to involve greater risk than investing in larger domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by larger domestic companies.

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The Brown Capital Management Small Company Fund

March 31, 2019 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher forecasted growth values.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2019	5

The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2019

Shares		Value (Note 1)

COMMON STOCKS - 95.60%
	Business Services - 25.08%
477,376	ACI Worldwide, Inc.(a)	$15,691,349
844,674	ANSYS, Inc.(a)	154,330,387
1,964,958	Ellie Mae, Inc.(a)(b)	193,921,705
1,638,152	Guidewire Software, Inc.(a)	159,162,848
2,585,202	NIC, Inc.	44,181,102
1,539,972	Paycom Software, Inc.(a)	291,254,904
2,300,438	PROS Holdings, Inc.(a)(b)	97,170,501
1,609,105	Q2 Holdings, Inc.(a)	111,446,612
1,004,561	Tyler Technologies, Inc.(a)	205,332,269

		1,272,491,677

	Consumer Related - 2.32%
1,810,265	Alarm.com Holdings, Inc.(a)	117,486,198

	Industrial Products & Systems - 17.14%
2,202,178	Balchem Corp.(b)	204,362,118
5,116,891	Cognex Corp.	260,245,076
980,438	DMC Global, Inc.(b)	48,668,942
2,087,270	Proto Labs, Inc.(a)(b)	219,455,568
2,944,811	Sun Hydraulics Corp.(b)	136,963,160

		869,694,864

	Information/Knowledge Management - 16.66%
2,020,314	Alteryx, Inc. - Class A(a)(b)	169,443,735
1,838,316	American Software, Inc. - Class A(b)	21,967,876
2,409,354	Blackbaud, Inc.	192,097,795
4,388,094	Manhattan Associates, Inc.(a)(b)	241,827,860
2,656,668	NetScout Systems, Inc.(a)	74,572,671
4,323,754	NextGen Healthcare, Inc.(a)(b)	72,768,780
2,292,529	Vocera Communications, Inc.(a)(b)	72,512,692

		845,191,409

	Medical/Health Care - 30.82%
673,142	ABIOMED, Inc.(a)	192,242,624
835,763	Bio-Techne Corp.	165,940,744
1,751,230	Cantel Medical Corp.	117,139,775
1,886,766	Cardiovascular Systems, Inc.(a)(b)	72,942,374
419,128	Endologix, Inc.(a)	2,770,436
1,307,166	Glaukos Corp.(a)	102,442,599
226,964	Incyte Corp.(a)	19,521,174
1,376,939	Inogen, Inc.(a)(b)	131,318,672
661,260	iRhythm Technologies, Inc.(a)	49,568,050
5,159,782	Ironwood Pharmaceuticals, Inc.(a)	69,811,850
2,223,137	Medidata Solutions, Inc.(a)	162,822,554
2,466,110	Meridian Bioscience, Inc.(b)	43,428,197
2,692,207	Quidel Corp.(a)(b)	176,258,792
2,030,727	Veeva Systems, Inc. Class A(a)	257,618,027

		1,563,825,868

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The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2019

Shares		Value (Note 1)

COMMON STOCKS - 95.60% (continued)
	Miscellaneous - 3.58%
3,162,963	Neogen Corp.(a)(b)	$181,522,447

Total Common Stocks (Cost $2,375,962,474)		4,850,212,463

SHORT TERM INVESTMENTS - 4.15%
210,653,855	Dreyfus Government Cash Management Institutional Shares, 2.30%(c)	210,653,855

Total Short Term Investments (Cost $210,653,855)		210,653,855

Total Value of Investments (Cost $2,586,616,329) - 99.75%		5,060,866,318
Other Assets in Excess of Liabilities - 0.25%		12,735,679

Net Assets - 100.00%		$5,073,601,997

(a)	Non-income producing investment.
(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.
(c)	Represents 7 day effective yield at March 31, 2019.

See Notes to Financial Statements.

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value

Business Services	25.08%	$1,272,491,677
Consumer Related	2.32%	117,486,198
Industrial Products & Systems	17.14%	869,694,864
Information/Knowledge Management	16.66%	845,191,409
Medical/Health Care	30.82%	1,563,825,868
Miscellaneous	3.58%	181,522,447
Short Term Investments	4.15%	210,653,855
Other assets in excess of liabilities	0.25%	12,735,679

Total	100.00%	$5,073,601,997

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2019	7

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

Mid Company Fund – Investor and Institutional Share Classes

The Mid Company Fund posted strong performance for the fiscal year ended March 31, 2019, with the Investor Share Class returning 13.93%, ahead of the Russell Midcap® Growth Index’s return of 11.51%. For the year, the Fund ranked in the 16th percentile out of 602 peer funds based on total returns in Morningstar’s Mid-Cap Growth Category.

Portfolio Review

We believe the Mid Company Fund’s recent outperformance is a result of the team’s repositioning of the portfolio over the last few years. It’s certainly a welcome reversal of the Fund’s lackluster performance in recent years. Our objective is to provide capital appreciation and compelling returns over a full market cycle—not one year—so it is far too early to feel satisfied. But we are optimistic about the portfolio’s current positioning and prospects going forward.

Our portfolio repositioning started in 2016-17 and had three components. First, we extended the analytical capabilities of the portfolio management team by adding two new Portfolio Managers to the Fund, Kayode Aje and Kwame Webb. Second, we changed the revenue requirements for companies to be eligible for the Mid Company Fund, narrowing it to $500 million-$5 billion at the time of initial investment, from $500 million-$10 billion previously. We believe a focus on less mature companies will help us find businesses with longer and steeper growth paths. Third, we sharpened the Fund’s focus on Exceptional Growth Companies, as opposed to other types of compelling investments. We define Exceptional Growth Companies as those whose products and services save time, lives, money or headaches, or that provide exceptional value to consumers. Additionally, Exceptional Growth Companies possess durable revenue streams, sustainable competitive advantages and strong balance sheets.

In our Mid Company Fund, we invest in a portfolio of 40 to 60 high-quality, mid-sized Exceptional Growth Companies with a deliverable growth plan over our three-to-five year evaluation horizon. When we find these Exceptional Growth Companies, we often hold them for periods much longer than five years. Finally, in managing the portfolio, we are benchmark-agnostic; we do not make any investment decisions based on the composition of an index.

It is important to remember that we are bottom-up investors through and through. You may recall that we use proprietary categories in lieu of Russell sectors as part of our benchmark-agnostic approach. We do not set target allocations to each of the categories, and then “fill the buckets” with stock positions. Instead, we invest in Exceptional Growth Companies and use our proprietary categories in our risk-management discipline to ensure proper diversification within the portfolio. As of March 31, 2019, the largest exposures in the Fund were in the Information/Knowledge Management and Consumer Related proprietary categories.

Below are select contributors and detractors as well as positions established and eliminated during the year.

Leading Contributors

•
Chipotle Mexican Grill is a Mexican-inspired fast casual restaurant chain with nearly 2,500 locations. We think the company has attractive long-term growth prospects and the issues with Chipotle’s food safety in recent years are likely behind it. The board has hired new management to make process improvements, bolster product innovation and streamline the organizational structure. We anticipate these improvements will help drive high-single-digit to low-double-digit revenue growth for the next several years.

•
Veeva Systems provides cloud-based software solutions to the global life sciences industry, including the fields of biotechnology, pharmaceuticals and biomedical technologies. The company’s solutions include: Veeva CRM, the core customer relationship management solution; and Veeva Vault, the regulated content management and collaboration solution. Veeva reported stronger-than-expected financial results, driven by healthy customer adoption of existing products, as well as impressive forward guidance. This combination helped power the stock’s recent performance. We believe the company will keep growing by selling new solutions to existing customers, capturing new customers within existing markets, and entering adjacent markets.

•
Masimo is a medical technology company that develops noninvasive patient monitoring and data-collection technologies, including oxygen- and blood-monitoring equipment, as well as other medical devices and sensors. Masimo products are differentiated by employing signal extraction technology, which improves monitoring accuracy and reduces false alarms caused by patient movement and blood flow. The company is increasing placement of its products in U.S. and international markets, and developing innovative new products. The company posted strong revenue and profitability gains during the year, driving stock appreciation. We believe there remains a large addressable market for Masimo’s products and the company will increase penetration and market share for many years to come.

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The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

Leading Detractors

•
SiteOne Landscape Supply is the largest and only national wholesale distributor in the $18-billion U.S. landscape-supplies market. Slowing end markets, particularly in residential housing, weighed on results during the year. In addition, reports of a new competitor backed by a private equity firm sparked worry among some investors. While the weak housing backdrop could impair near-term growth, our long-term thesis remains unchanged. SiteOne is the chief consolidator in a highly fragmented industry and is four times the size of its closest competitor. That, coupled with management’s extensive experience with mergers and acquisitions, should enable SiteOne to purchase numerous smaller companies, we believe. M&A could help fuel years of solid revenue growth and even greater earnings growth, as margins expand from efficiency gains.

•
LKQ is a leading distributor of aftermarket, recycled, refurbished and remanufactured parts for automobiles and other vehicles. Economic headwinds in Europe, coupled with a botched U.K. distribution-center project, contributed to the year’s share price decline. Despite the challenges in Europe, the larger North American operations have performed in line with our thesis, demonstrating attractive organic growth and margin expansion. Responding to shareholder feedback, the board of directors recently revised management’s incentive plan to improve returns on invested capital and free-cash-flow margins. We like the incentive plan changes and view the European challenges as temporary. In response, we increased our LKQ holdings, as we believe the business has retained its low-cost competitive advantage and has an attractive long-term growth opportunity.

•
IPG Photonics is a vertically integrated manufacturer of fiber lasers. In the trailing 12 months, foreign currency headwinds and trade-war uncertainty between the U.S. and China negatively affected revenue growth. Also, low-tier laser-systems integrators, who are not IPG’s traditional customers, have gained market share as buyers have focused on low initial product costs rather than IPG’s low total cost of ownership. Despite the company’s challenges, the company recently reported that its order backlog has stabilized in response to new product introductions. We still believe in IPG’s long-term growth opportunity and competitive edge—namely, its superior technology, cost advantage over competitors, and its ability to reduce costs further.

Companies Purchased

•
Align Technology designs, manufactures and markets the Invisalign system, a proprietary approach for treating the misalignment of teeth. We believe Invisalign generates superior patient outcomes relative to competitor products. Lastly, we believe increasing awareness of the company’s products along with new product introductions will fuel strong growth in the coming years.

•
Autodesk is a leading designer and distributor of computer-aided design software. We believe the company’s shift to cloud-based software programs will power an improvement in sales growth and profitability over the next several years. Additionally, new product launches offer Autodesk an opportunity to expand beyond architecture and engineering firms, and deeper into the workflow at manufacturing and construction firms.

•
DexCom is a medical device company creating continuous glucose monitors for people with diabetes. For hypoglycemic and hyperglycemic detection, we believe DexCom’s G6 product is the most accurate and the easiest to use in the industry. We believe DexCom can maintain its technological leadership while lowering its product manufacturing costs and accelerating the adoption of continuous glucose monitors. By improving quality of life among the global diabetic population, DexCom should have a long growth runway ahead of it, in our view.

•
Envestnet is a leading provider of intelligent systems for wealth management and financial wellness. Envestnet is the all-in-one solution for financial advisors to managing their practices and their clients’ financial lives. Envestnet’s business is geared primarily toward fee-based Registered Investment Advisors, which have enjoyed secular growth tailwinds over the past decade, a trend that is likely to continue.

•
Jack Henry & Associates provides core technology and transaction-processing solutions to small U.S. banks and credit unions. The long-term contracts for financial institutions’ ledger systems make Jack Henry a popular choice as these institutions expand services to customers. In our opinion, Jack Henry can drive years of profitable growth by expanding its product offerings, as well as serving as an outsourcing partner to financial institutions.

•
Shopify is a leading multichannel cloud-based commerce platform for small and medium-sized businesses. The company is rapidly gaining market share with enterprise-sized businesses as well. Shopify’s platform provides web stores, in-store point-of-sales systems, business analytics and more, through a combination of built-in functionality and a third-party application store. We believe increased product adoption among startup businesses as well as displacing competitors at established businesses will provide Shopify with many years of rapid growth.

Companies Sold

•
Acuity Brands designs, produces and distributes lighting and building-management solutions. After enjoying a decade of rapid growth based on adoption of energy-efficient lighting solutions, growth slowed over the last year as Acuity’s products penetrated the market and faced increased competition. We expected these headwinds to persist.

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The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

•
Evercore is an independent investment-banking advisory company. Evercore enjoyed some decent growth, but a significant part of their business is tied to merger and acquisition deals, which can be cyclical. Additionally, Evercore must bring in very expensive hires to remain competitive going forward.

•
FactSet Research Systems provides integrated financial information and analytical applications for the global investment community. We believed the risk-reward on the stock is not favorable given the headwinds faced by FactSet clients, coupled with a challenging competitive landscape.

•
MSC Industrial Direct engages in the distribution of metalworking and maintenance, repair, and operations products and services to manufacturing companies. We had concerns about gross margin, price, revenue growth and the potential threat of Amazon.

•
Pulte Group is a homebuilder active in 47 markets and 25 states in the U.S. Although there remains a new home construction shortage for mid-market consumers, we sold shares to fund more compelling investments.

•	Charles Schwab is a financial services firm that provides brokerage, investment management and banking services. We sold the company to create room for more compelling opportunities.
•
Toll Brothers is principally a luxury homebuilder operating in 20 states within the U.S. Although mid-market demand for new homes remains robust, the supply of luxury homes is oversaturated in several of Toll’s markets, pressuring company margins.

Closing Thoughts

As a group, Brown Capital’s four strategies—Small Company, Mid Company, International Equity and International Small Company—have performed well and attracted investor interest. Over the last year, during which Brown Capital celebrated our 35th anniversary, the stability and growth of our assets under management have allowed us to reinvest in our business through several strategic hires.

We added two professionals to the investment team in the first quarter of 2019. Chaitanya Yaramada, CFA, Director and Portfolio Manager/Senior Analyst, joined the small company team. Chaitanya spent nearly 10 years at Baird in research, including serving as a technology analyst in Equity Asset Management. Dan Boston, joined us as a Portfolio Manager/Senior Analyst for the international team (actual starting date: April 1, 2019). Previously, Dan was a Partner and Portfolio Manager at Baird, and before that, he was Head of International Equity and Senior Portfolio Manager at Ensign Peak Advisors.

Other hires outside the investment team include Malcolm Fitch, Head of Marketing and Strategic Communications, who will help us do a better job of communicating with shareholders; and Rob Burks, Jr., Chief Compliance Officer, who replaces our retired CCO. Looking forward, we plan to add strategically to our headcount to strengthen further our investment and client support capabilities.

Thank you for your confidence and investment in Brown Capital Management.

Disclosures

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings are unavailable via Morningstar, only percentile outcomes are available.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to growth faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). For the 3, 5 and 10 year periods, the Investor Share Class of the Mid Company Fund was ranked 65th percentile out of 543, 89th percentile out of 484, and 89th percentile out of 344 as of 3/31/19 based on total returns relative to our peers in the Morningstar Mid-Cap Growth Category.

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The Brown Capital Management Mid Company Fund

March 31, 2019 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2009. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid Company Fund (the “Fund”) Investor Class versus the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2019)

						Total
	Average Annual Total Returns					Annual	Net Annual

					Since	Fund	Fund
					Inception	Operating	Operating
	1 Year	3 Year	5 Year	10 Year	9/30/02	Expenses	Expenses

Brown Capital Management Mid Company
Fund - Investor Class	13.93%	12.86%	5.22%	13.68%	10.05%	2.01%	1.16%

Brown Capital Management Mid Company
Fund - Institutional Class	14.29%	13.19%	5.51%	13.91%	10.19%	1.76%	0.91%

Russell MidCap® Growth Index	11.51%	15.06%	10.89%	17.60%	12.29%

Morningstar Mid-Cap Growth Category	8.95%	14.72%	9.41%	15.93%	10.95%

MCF-Investor Percentile Ranking vs.
Total Funds in M-Star Mid-Cap
Growth Category	16/602	65/543	89/484	89/344	N/A

MCF-Institutional Percentile Ranking vs.
Total Funds in M-Star Mid-Cap
Growth Category	14/602	62/543	88/484	87/344	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 30, 2018. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2019	11

The Brown Capital Management Mid Company Fund

March 31, 2019 (Unaudited)

Investing in the securities of mid-sized companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

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The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2019

Shares		Value (Note 1)

COMMON STOCKS - 98.90%
	Business Services - 21.19%
5,693	Bright Horizons Family Solutions, Inc.(a)	$723,637
2,272	Ellie Mae, Inc.(a)	224,224
9,213	Envestnet, Inc.(a)	602,438
6,186	Equifax, Inc.	733,041
4,272	Jack Henry & Associates, Inc.	592,697
13,425	RealPage, Inc.(a)	814,763
4,263	Tyler Technologies, Inc.(a)	871,357
1,357	Ultimate Software Group, Inc.(a)	447,987

		5,010,144

	Consumer Related - 17.70%
974	Chipotle Mexican Grill, Inc.(a)	691,842
3,961	Expedia, Inc.	471,359
17,911	LKQ Corp.(a)	508,314
8,507	Norwegian Cruise Line Holdings, Ltd.(a)	467,545
1,385	O’Reilly Automotive, Inc.(a)	537,795
5,112	Tractor Supply Co.	499,749
2,414	Ulta Beauty, Inc.(a)	841,834
7,825	Under Armour, Inc. - Class A(a)	165,421

		4,183,859

	Financial Services - 9.01%
7,717	Broadridge Financial Solutions, Inc.	800,176
3,427	FleetCor Technologies, Inc.(a)	845,064
4,829	T Rowe Price Group, Inc.	483,479

		2,128,719

	Industrial Products & Systems - 13.13%
12,128	Cognex Corp.	616,830
13,939	Fastenal Co.	896,417
4,550	IPG Photonics Corp.(a)	690,599
1,994	JB Hunt Transport Services, Inc.	201,972
5,405	Quanta Services, Inc.	203,985
8,664	SiteOne Landscape Supply, Inc.(a)	495,148

		3,104,951

	Information/Knowledge Management - 17.31%
2,772	ANSYS, Inc.(a)	506,472
4,613	Autodesk, Inc.(a)	718,798
5,398	Blackbaud, Inc.	430,383
7,088	Guidewire Software, Inc.(a)	688,670
8,189	Manhattan Associates, Inc.(a)	451,296
2,833	MAXIMUS, Inc.	201,086
1,240	Red Hat, Inc.(a)	226,548
4,207	Shopify, Inc. - Class A(a)	869,250

		4,092,503

	Medical/Health Care - 20.56%
2,329	Align Technology, Inc.(a)	662,205
5,542	Cerner Corp.(a)	317,058
3,053	DexCom, Inc.(a)	363,612
3,767	Edwards Lifesciences Corp.(a)	720,740
2,568	Jazz Pharmaceuticals PLC(a)	367,096

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The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2019

Shares		Value (Note 1)

COMMON STOCKS - 98.90% (continued)
	Medical/Health Care - 20.56% (continued)
7,772	Masimo Corp.(a)	$1,074,712
6,356	Veeva Systems, Inc. - Class A(a)	806,322
5,462	Zoetis, Inc.	549,859

		4,861,604

Total Common Stocks (Cost $16,171,973)		23,381,780

SHORT TERM INVESTMENTS - 1.16%
274,775	Dreyfus Government Cash Management Institutional Shares, - 2.30%(b)	274,775

Total Short Term Investments (Cost $274,775)		274,775

Total Value of Investments (Cost $16,446,748) - 100.06%		23,656,555
Liabilities in Excess of Other Assets - (0.06)%		(15,299)

Net Assets - 100.00%		$23,641,256

(a)	Non-income producing investment.
(b)	Represents 7 day effective yield at March 31, 2019.

See Notes to Financial Statements.

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value

Business Services	21.19%	$5,010,144
Consumer Related	17.70%	4,183,859
Financial Services	9.01%	2,128,719
Industrial Products & Systems	13.13%	3,104,951
Information/Knowledge Management	17.31%	4,092,503
Medical/Health Care	20.56%	4,861,604
Short Term Investments	1.16%	274,775
Liabilities in excess of other assets	(0.06)%	(15,299)

Total	100.00%	$23,641,256

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

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The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

International Equity Fund – Investor and Institutional Share Classes

The International Fund posted slightly negative performance for the fiscal year ended March 31, 2019, with the Investor Share Class returning -0.99%, which was ahead of the MSCI EAFE Index return of -3.22% and the MSCI ACWI Ex USA Index return of -3.74%. For the year, the Fund ranked in the 28th percentile out of 436 peer funds based on total returns in Morningstar’s Foreign Growth Category.

Portfolio Review

This past year was a volatile one for international equity markets, with the MSCI EAFE declining 12.50% in the December 2018 quarter before rebounding 10.13% in the March 2019 quarter. Tightening monetary policy, a trade war between the U.S. and China (the world’s two largest economies), a protracted and intractable Brexit process, and the prospect of slowing global growth all contributed to the headwinds. In addition, the U.S. dollar appreciated against the major currencies during the year—the euro, the yen, the British pound, and the Chinese yuan. All things being equal, that currency translation hurt the returns of international equities for investors in U.S.-dollar-denominated mutual funds, such as the International Equity Fund.

Total Returns

Index	Qtr Ending 6/30/18	Qtr Ending 9/30/18	Qtr Ending 12/31/18	Qtr Ending 3/31/19	Year Ending 3/31/19

MSCI EAFE	-0.97%	1.42%	-12.50%	10.13%	-3.22%
MSCI ACWI ex USA	-2.39%	0.80%	-11.41%	10.44%	-3.74%

Our International Team seeks to invest for the long term in a portfolio of 40 to 70 Exceptional Growth Companies domiciled outside the U.S. We define Exceptional Growth Companies as those whose products and services save time, lives, money or headaches, or that provide exceptional value to consumers. Additionally, we target companies that possess durable revenue streams, sustainable competitive advantages and strong balance sheets. Since we do not know the direction of market movements in the near future, we focus on building portfolios of what we believe are Exceptional Growth Companies that can generate value for shareholders over a full investment cycle or longer.

As of March 31, 2019, the portfolio was fully invested (cash less than 5%) in 46 company holdings in 17 countries. Portfolio turnover was 28% for the fiscal year, consistent with our patient, long-term investing focus. The largest exposures in the Fund were in the Health Care and Industrials sectors. Below are select contributors and detractors as well as newly established and eliminated positions for the year.

Leading Contributors

•
Carl Zeiss Meditec is a Germany-based, ophthalmology-focused medical technology company. Carl Zeiss delivered strong fundamental results, thanks in part to some of its strategic initiatives, such as new product launches, growth in its sales force, and increased customer service satisfaction efforts. We like the company’s long-term growth prospects.

•
Wolters Kluwer is a Netherlands-based company that provides information and services to legal, business, tax and healthcare professionals. In calendar year 2018, the company saw overall organic growth of 4%, with improvement in all four divisions and almost 80% of revenue considered recurring. The company raised its dividend by 15%, and announced a new €250 million ($283 million) stock repurchase plan. Between organic growth, acquisitions and operating leverage, we expect at least 10% earnings growth. We like the company’s deep domain expertise (their “secret sauce”), recurring revenue streams, high margins (operating margin of 23%-plus) and solid financial position.

Leading Detractors

•
Total Produce is an Ireland-headquartered, leading distributor of fresh produce. In 2018, Total Produce completed the $300-million purchase of a 45% interest in Dole Food Company, a U.S.-based distributor of fresh produce. Near the end of 2018, both entities reported interim results that were negatively impacted by product pricing. Dole’s challenge related to an industry E. coli outbreak, collapsing demand and driving down prices. Total Produce’s challenge was weather-related, but also led to price reductions. In our opinion, both issues appear transitory. Total Produce’s organic growth and expansion into new geographies and products may translate into mid-single-digit revenue growth and a low-double-digit growth in earnings per share. Despite thin operating margins, consistent with distribution businesses, the company’s high volumes help generate low-to mid-teens returns on equity.

•
Carnival Corporation is a U.S.-headquartered cruise ship company with dual listings in the U.S. and the U.K. It is the world’s largest cruise ship company, operating more than 100 cruise ships across 10 brands. One concern of investors is capacity growth in the face of broader economic concerns that could crimp consumer demand, particularly in Europe. Despite these headwinds, Carnival remains a dominant, well-managed consumer company. Its available lower berths represent about one-half of the cruise industry’s capacity. Additionally, the cruise industry’s capacity is still only about 2% of worldwide hotel capacity.

Companies Purchased

•
Ipsen is a France-based, mid-sized, specialty pharmaceutical company with an oncology focus. Ipsen recently formed a global distribution capability to help grow revenue for its leading product, Somatuline, which is used to treat neuroendocrine tumors. The company’s focus

Annual Report | March 31, 2019	15

The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

on developing its pipeline is also encouraging. The company’s new CEO, an impressive industry veteran who has built a new management team, has pushed to globalize the company. His mantra, “top line, bottom line, pipeline” has focused the company, and sums up Ipsen’s growth prospects, in our opinion.

•
Rational AG is a Germany-headquartered leading maker of cooking appliances for professional kitchens. Rational has two main products, a combi-steamer (SelfCookingCenter®) and a multi-function cooking device (VarioCookingCenter®). Rational is the global leader in combi-steamers, with roughly half the market. Combi-steamers reduce the number of kitchen staff needed while ensuring a consistent, high-quality final product. Rational products are found in some of the highest rated restaurants in the world. Management believes that combi-steamers are under penetrated, at just 30% of the addressable market. Similarly, its multi-function cooking device is less than 5% of its addressable market. Both products combined (combi-steamer and the multi-function cooking device) can cover an estimated 90% of a professional kitchen’s cooking needs. Additionally, Rational is investing resources into its sales team to increase awareness of its products.

•
Temenos is a Switzerland-headquartered provider of banking software, with revenue of $850 million and a market capitalization of approximately $10.9 billion (USD equivalent). The banking industry spends almost $50 billion a year on operating software for functions such as core banking, front office, compliance and fund administration. Presently, only 20% of that spend goes to third-party software providers. We believe margin pressures and the need to innovate will drive further third-party software adoption by the banking industry. Despite being an industry leader, Temenos has a footprint in only 30% of the global Tier 1 and Tier 2 banks, and less than 5% share of wallet of its existing customers. We like Temenos’s 15% estimated long-term growth rate, and its 24%-26% operating margin.

Companies Sold

There were five holdings that were eliminated from the Fund during the year:

•
BMW is a Germany-headquartered luxury automobile maker. We believe that BMW is a well-run company, but we have difficulty constructing a long-term growth profile for the company in the face of automobile industry changes such as the following: the ongoing growth in popularity of electric vehicles; the rising influence of ride-hailing services on future car ownership; and the ultimate impact that autonomous-driving technology will have on the automobile industry.

•
Invesco is a Bermuda-incorporated asset manager with assets under management (AUM) of $888 billion and operating revenue of $5.3 billion, as of year’s end 2018. Approximately two-thirds of the company’s AUM is in the retail channel, and one-quarter is in passive strategies. In October 2018, Invesco announced the purchase of OppenheimerFunds from MassMutual for an estimated $5.4 billion. That acquisition should close by the end of June 2019. With the OppenheimerFunds acquisition, Invesco expects to reach AUM of about $1.1 trillion and to realize $475 million in expense savings. We decided to eliminate our position in Invesco due to concerns about long-term growth prospects given the company’s size and the industry’s ongoing fee pressure.

•
Shire PLC is an Ireland-headquartered specialty pharmaceutical company. In 2018, Takeda Pharmaceutical (Japan) agreed to acquire Shire in a cash and stock transaction. In anticipation of this transaction closing, we eliminated our position.

•
UBM is a U.K.-based company that organizes events such as trade shows for businesses. It received a merger offer from Informa, another industry participant also headquartered in the U.K. During the year, that transaction closed, giving us cash for our shares. UBM was a long-term holding in our investment program, initially purchased in 2008

•
UOB-Kay Hian Holdings is a Singapore-based financial services firm that provides brokerage and investment banking services. Upon further review, we concluded that the company does not have sufficient growth prospects going forward.

Closing Thoughts

As a group, Brown Capital’s four strategies—Small Company, Mid Company, International Equity and International Small Company—have performed well and attracted investor interest. Over the last year, during which Brown Capital celebrated our 35th anniversary, the stability and growth of our assets under management have allowed us to reinvest in our business through several strategic hires.

Most notably for International Fund investors, we added Dan Boston, Portfolio Manager/Senior Analyst to the international team, with an official start date of April 1, 2019. Previously, Dan was a Partner and Portfolio Manager at Baird overseeing the International Small Cap and International Large Cap strategies. Before that, he was Head of International Equity and Senior Portfolio Manager at Ensign Peak Advisors managing the firm’s All-Cap International Equity portfolio. Dan began his career at Wasatch Advisors serving as a Senior Analyst after being promoted from Junior Analyst. Dan earned a Bachelor of Science in Accountancy from Brigham Young University graduating cum laude and an MBA from Yale University. While at Yale, he served as a research assistant to Nobel laureate Robert J. Shiller.

Other key hires include: Chaitanya Yaramada, CFA, Director and Portfolio Manager/Senior Analyst who joined the small company team; Malcolm Fitch, Head of Marketing and Strategic Communications, who will help us do a better job of communicating with shareholders; and Rob Burks, Jr., Chief Compliance Officer, who replaces our retired CCO. Looking forward, we plan to add strategically to our headcount to strengthen further our investment and client support capabilities.

Thank you for your confidence and investment in Brown Capital Management.

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The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

Disclosures

[1]	Brexit: an abbreviation for “British exit,” which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings are unavailable via Morningstar, only percentile outcomes are available.

EAFE – The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is design to measure the equity market performance of developed markets excluding the U.S. and Canada. You cannot invest directly into an index.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks. For the 3, 5, and 10 year periods, the Investor Share Class of the International Equity Fund was ranked 94th percentile out of 367, 79th percentile out of 310, and 54th percentile out of 225 as of 3/31/19 based on total returns relative to our peers in the Morningstar Foreign Large Growth Category.

Annual Report | March 31, 2019	17

The Brown Capital Management International Equity Fund

March 31, 2019 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2009. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) Investor Class versus the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2019)

						Total
						Annual	Net Annual
					Since	Fund	Fund
	Average Annual Total Returns				Inception	Operating	Operating

	1 Year	3 Year	5 Year	10 Year	5/28/99	Expenses	Expenses

The Brown Capital Management International
Equity Fund - Investor Class	-0.99%	4.56%	2.50%	9.74%	4.00%	1.77%	1.26%

The Brown Capital Management International
Equity Fund - Institutional Class	-0.71%	4.93%	2.77%	9.89%	4.07%	1.52%	1.01%

MSCI EAFE International Gross Index	-3.22%	7.80%	2.81%	9.47%	4.48%

Morningstar Foreign Large Growth Category	-3.68%	8.22%	3.91%	9.95%	4.98%

IEF-Investor Percentile Ranking vs Total Funds in
M-Star Foreign Large Growth Category	28/436	94/367	79/310	54/225	N/A

IEF-Institutional Percentile Ranking vs Total
Funds in M-Star Foreign Large Growth Category	28/436	91/367	70/310	49/225	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 30, 2018. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

18	www.browncapital.com

The Brown Capital Management International Equity Fund

March 31, 2019 (Unaudited)

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The Institutional Class of the Fund commenced operations on August 1, 2014. The historical performance shown for periods prior to August 1, 2014 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to August 1, 2014, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The MSCI EAFE International Gross Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2019	19

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2019

Shares		Value (Note 1)

COMMON STOCKS - 97.01%
	Australia - 2.25%
6,570	Cochlear, Ltd.	$808,356

	Canada - 1.99%
26,087	Canadian Natural Resources, Ltd.	716,229

	Denmark - 5.82%
8,770	Chr Hansen Holding A/S	888,939
23,002	Novo Nordisk A/S - Class B	1,204,119

		2,093,058

	Finland - 1.51%
10,745	Kone OYJ - Class B	541,912

	France - 9.01%
7,418	Dassault Systemes SE	1,104,632
3,983	EssilorLuxottica SA	435,087
1,926	Ingenico Group SA	137,450
4,229	Ipsen SA	579,702
5,978	Sanofi	528,017
5,128	Societe BIC SA	457,023

		3,241,911

	Germany - 7.58%
17,586	Carl Zeiss Meditec AG	1,468,683
560	Rational AG	345,499
7,887	SAP SE	911,266

		2,725,448

	Hong Kong - 3.50%
709,146	Kingdee International Software Group Co., Ltd.	820,266
172,443	Kingsoft Corp., Ltd.	438,469

		1,258,735

	Ireland - 11.78%
18,048	Avadel Pharmaceuticals PLC(a)(b)	25,989
13,797	DCC PLC	1,192,304
10,795	ICON PLC(a)	1,474,381
9,850	Johnson Controls International PLC	363,859
5,373	Paddy Power Betfair PLC	414,368
402,160	Total Produce PLC	766,909

		4,237,810

	Israel - 4.21%
10,132	Check Point Software Technologies, Ltd.(a)	1,281,597
14,858	Teva Pharmaceutical Industries, Ltd.(a)(b)	232,973

		1,514,570

	Italy - 1.91%
40,363	Azimut Holding SpA	685,950

	Japan - 8.15%
18,600	CyberAgent, Inc.	757,728
37,510	Mitsubishi Estate Co., Ltd.	678,754

20	www.browncapital.com

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2019

Shares		Value (Note 1)

COMMON STOCKS - 97.01% (continued)
	Japan - 8.15% (continued)
48,333	Rakuten, Inc.	$457,033
17,867	Sapporo Holdings, Ltd.	389,647
33,102	Yamaha Motor Co., Ltd.	648,420

		2,931,582

	Mexico - 2.32%
90,694	Fomento Economico Mexicano SAB de CV	836,000

	Netherlands - 7.49%
28,492	QIAGEN NV(a)	1,159,054
22,537	Wolters Kluwer NV	1,534,550

		2,693,604

	South Africa - 1.28%
14,918	Sasol, Ltd.(b)	461,563

	Spain - 2.34%
30,115	Grifols SA	843,187

	Switzerland - 11.97%
207	Chocoladefabriken Lindt & Spruengli AG	1,407,371
382	Givaudan SA	975,956
4,699	Nestle SA	447,838
2,648	Roche Holding AG	729,579
1,957	Swatch Group AG	560,126
1,239	Temenos AG	182,662

		4,303,532

	United Kingdom - 13.90%
118,642	BAE Systems PLC	745,430
22,221	Carnival Corp.	1,127,049
29,490	Diageo PLC	1,205,283
303,935	Man Group PLC	537,578
64,825	RELX PLC	1,385,941

		5,001,281

Total Common Stocks (Cost $26,741,950)		34,894,728

SHORT TERM INVESTMENTS - 2.55%
915,209	Dreyfus Government Cash Management Institutional Shares, - 2.30%(c)	915,209

Total Short Term Investments (Cost $915,209)		915,209

Total Value of Investments (Cost $27,657,159) - 99.56%		35,809,937
Other Assets in Excess of Liabilities - 0.44%		160,058

Net Assets - 100.00%		$35,969,995

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2019.

See Notes to Financial Statements.

Annual Report | March 31, 2019	21

The Brown Capital Management International Equity Fund

Schedule of Investments	March 31, 2019

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value

Communication Services	2.11%	$757,728
Consumer Discretionary	8.91%	3,206,996
Consumer Staples	14.04%	5,053,048
Energy	3.27%	1,177,792
Financials	3.41%	1,223,528
Health Care	26.38%	9,489,127
Industrials	18.26%	6,566,518
Information Technology	13.56%	4,876,342
Materials	5.18%	1,864,895
Real Estate	1.89%	678,754
Short Term Investments	2.55%	915,209
Other assets in excess of liabilities	0.44%	160,058

Total	100.00%	$35,969,995

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

22	www.browncapital.com

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

International Small Company Fund – Investor and Institutional Share Classes

The International Small Company Fund had a modest absolute return, but strong relative performance for the fiscal year ended March 31, 2019. The Fund was up more than 3%, which outperformed the MSCI EAFE Small Cap Index, the MSCI ACWI ex-US Small Cap Index and the Fund’s Morningstar peer group for the fiscal year, all of which declined more than 9%.

						Since
	March Quarter	1 Year	3 Years	5 Years	10 years	Inception	Inception Date

Investor Class	18.53%	3.32%	18.63%	N/A	N/A	16.78%	9/30/15
Institutional Class	18.58%	3.54%	18.94%	N/A	N/A	17.07%	9/30/15
MSCI EAFE Small Cap	10.76%	-9.01%	7.90%	N/A	N/A	8.61%
MSCI ACWI ex-US SC	10.36%	-9.13%	7.41%	N/A	N/A	8.14%
Morningstar Foreign
Small/Mid Growth	12.05%	-9.80%	7.36%	N/A	N/A	7.41%

Please note that March 31, 2019 marks three and a half years since the Fund’s inception. Our objective is to provide capital appreciation over a full market cycle, so we caution against focusing too much on short-term performance.

Portfolio Review

International equities had a challenging year. Tightening monetary policy, a trade war between the world’s two largest economies, a protracted and intractable Brexit process, and the prospect of slowing global growth all contributed to the headwinds. Small foreign stocks were certainly not immune. The fiscal year finished with an outstanding March quarter, which helped recoup the losses suffered in the challenging December quarter, but it was not enough for the indexes to break even for the fiscal year as a whole.

The International Small Company Fund team employs a long-term, quality-oriented and research-driven process that seeks to identify, invest in and monitor a concentrated collection of 40 to 65 small Exceptional Growth Companies located outside the U.S. We target companies that possess durable revenue streams, sustainable competitive advantages and strong balance sheets. When we find these Exceptional Growth Companies, we often hold them for periods much longer than five years, as is evidenced by our low turnover. Finally, in managing the portfolio, we are benchmark-agnostic; we do not make any investment decisions based on the composition of an index.

It is important to remember that we are bottom-up investors through and through. You may recall that we use proprietary categories in lieu of Russell sectors as part of our benchmark-agnostic approach. We do not set target allocations to each of the categories, and then “fill the buckets” with stock positions. Instead, we invest in Exceptional Growth Companies and use our proprietary categories in our risk-management discipline to ensure proper diversification within the portfolio.

At fiscal year’s end, the portfolio is fully invested (with cash less than 5%) in 43 company holdings in 16 countries. The portfolio’s construction represents balance across geographic regions as well as across our custom categories of Medical/Health Care, Business Services, Information/Knowledge Management, Consumer Related, Industrial Products & Systems, and Miscellaneous. The Medical/Health Care and Information/Knowledge Management categories provided the biggest contributions to returns, primarily due to company-specific factors.

Below we highlight three companies that contributed to performance for the year, and three that detracted. We also highlight four new positions and four eliminations from the Fund.

Leading Contributors

•
CyberArk is an Israel-based cybersecurity company focused on monitoring the behavior of users with privileged access to networks, such as employees or administrators. CyberArk offers its customers proprietary algorithms that track and flag unusual usage by privileged-access users, a key part of protecting information technology resources. This company is building the infrastructure and capacity necessary to meet surging demand, which is what allowed CyberArk to post particularly strong results during the year.

•
MercadoLibre, based in Argentina, is the dominant online marketplace in Latin America. MercadoLibre conducts auctions, features fixed-price storefronts, and provides payment and credit services. Two key strategic initiatives undertaken over the last year—significant investments in logistics and the introduction of free shipping—contributed to the company’s strong volume and revenue growth. We like MercadoLibre’s market leadership and management team.

•
Ambu is a Denmark-based medical products company that directly sells name-brand products for use in anesthesia, emergency care, and patient monitoring. Ambu’s single-use bronco-scope, the a-Scope, has gained significant acceptance because of concerns about

Annual Report | March 31, 2019	23

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

sterilization processes for reusable bronco-scopes. Ambu has also received FDA approval to market other disposable scopes in the U.S., expanding the market opportunity.

Leading Detractors

•
Datalex is an Ireland-based e-commerce company that helps airline-industry clients market their services online more effectively. During the year, Datalex disclosed accounting irregularities in its revenue-recognition controls and procedures related to its key client, Lufthansa. As a result, Datalex’s chief financial officer resigned. After the fiscal year ended, trading was suspended in Datalex shares and the CEO departed. We are monitoring the company closely.

•
M3 is a Japan-based business services company that helps major Japanese pharmaceutical companies market their products online to doctors. The company reported weak profits in its core medical platform due to investments in personnel and the artificial intelligence (AI) business. We still like M3’s significant market position and its ability to add new services such as employment listings for healthcare professionals and automated clinical research services.

•
STRATEC Biomedical is a Germany-based maker of analytical instruments used by reference and research laboratories, and a private-label supplier to the major global immunodiagnostics companies. Delays in new orders for its products, which tend to be large and irregularly timed, hurt the stock price. We believe STRATEC will grow long term as diagnostic companies shift away from expensive internal development of laboratory machines to cheaper outsourced specialists.

Companies Purchased

There were four new holdings added to the Fund during the year:

•
KLA-Tencor, a U.S.-based semiconductor equipment maker, was added to the Fund as a result of its acquisition of our holding, Orbotech, an Israel-based maker of automated optical inspection solutions. We like the company’s dominant market position and innovation in the space.

•
Lectra, based in France, is a CAD/CAM equipment maker that provides design and production systems for the fashion/apparel, automotive and furniture industries. Lectra is a durable, well-managed franchise, with a solid market positon and entrenched customer relationships. Its business is characterized by high recurring revenue, reasonable profitability and self-financed growth.

•
SimCorp is a significant asset-management software and services company based in Denmark. SimCorp sells a full suite of front-, middle- and back-office solutions to its current customer base and is expanding with new, significant customers. We like SimCorp’s market position and opportunities.

•
WiseTech, based in Australia, operates a global, cloud-based system for logistics. WiseTech’s primary platform is called “CargoWise One”, which provides a range of services—shipping rates, customs requirements, booking, tracking and accounting—to companies that want to move goods around the world. We think revenues will grow as more shipping companies adopt WiseTech’s technology.

Companies Sold

There were four positions eliminated from the Fund during the year.

A spin-off from an existing holding was eliminated:

•
Lifestyle China Group, a Hong Kong-based operator of department stores in mainland China, was eliminated from the portfolio. This was a small position we received as a spin-off from our holding Lifestyle International. We concluded it wasn’t sufficiently attractive to retain.

Three portfolio holdings were acquired by financial or strategic buyers:

• Fidessa Group, a U.K.-based provider of financial trading platform software, was acquired by Ion, backed by the Carlyle Group.
• Orbotech, an Israel-based maker of automated optical inspection solutions, was acquired by U.S.-based KLA-Tencor in a cash and stock transaction.
• Sirtex Medical, an Australia-based radiation therapy company, was acquired by the Chinese consortium of CDH Genetech and China Grand Pharma.

Additionally, on March 21, 2019, Ares Life Sciences launched a takeover bid for Stallergenes Greer, with a cash offer at a 43% premium to the previous closing price. Ares already owns 84% of Stallergenes Greer and we think the transaction is likely to be completed this year.

24	www.browncapital.com

The Brown Capital Management International Small Company Fund

Management Discussion of Fund Performance	March 31, 2019 (Unaudited)

Closing Thoughts

As a group, Brown Capital’s four strategies—Small Company, Mid Company, International Equity and International Small Company—have performed well and attracted investor interest. Over the last year, during which Brown Capital celebrated our 35th anniversary, the stability and growth of our assets under management have allowed us to reinvest in our business through several strategic hires.

Most notably for International Fund investors, we added Dan Boston, Portfolio Manager/Senior Analyst to the international team, with an official start date of April 1, 2019. Previously, Dan was a Partner and Portfolio Manager at Baird overseeing the International Small Cap and International Large Cap strategies. Before that, he was Head of International Equity and Senior Portfolio Manager at Ensign Peak Advisors managing the firm’s All-Cap International Equity portfolio. Dan began his career at Wasatch Advisors serving as a Senior Analyst after being promoted from Junior Analyst. Dan earned a Bachelor of Science in Accountancy from Brigham Young University graduating cum laude and an MBA from Yale University. While at Yale, he served as a research assistant to Nobel laureate Robert J. Shiller.

Other key hires include: Chaitanya Yaramada, CFA, Director and Portfolio Manager/Senior Analyst who joined the small company team; Malcolm Fitch, Head of Marketing and Strategic Communications, who will help us do a better job of communicating with shareholders; and Rob Burks, Jr., Chief Compliance Officer, who replaces our retired CCO. Looking forward, we plan to add strategically to our headcount to strengthen further our investment and client support capabilities.

Thank you for your confidence and investment in Brown Capital Management.

Disclosures

[1]	Brexit: an abbreviation for “British exit,” which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.

Peer Group Rankings reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings are unavailable via Morningstar, only percentile outcomes are available.

MSCI ACWI ex-US Small Cap Index - captures small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 23 Emerging Markets countries. You cannot invest directly into an index.

Morningstar Foreign Small/Mid Growth Category - portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Annual Report | March 31, 2019	25

The Brown Capital Management International Small Company Fund

March 31, 2019 (Unaudited)

Growth of a hypothetical $10,000 investment – Investor Class

This graph assumes an initial investment of $10,000 at September 30, 2015. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Small Company Fund (the “Fund”) Investor Class versus the MSCI All Country World ex USA Small Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2019)

	Total Returns

				Total Annual	Net Annual Fund
			Since Inception	Fund Operating	Operating
	1 Year	3 Year	9/30/15	Expenses	Expenses

Brown Capital Management International
Small Company Fund - Investor Class	3.32%	18.63%	16.78%	3.74%	1.41%

Brown Capital Management International
Small Company Fund - Institutional Class	3.54%	18.94%	17.07%	3.10%	1.26%

MSCI All Country World ex USA Small Cap	-9.13%	7.41%	8.14%

Morningstar Foreign Small/Mid Growth	-9.80%	7.36%	7.41%

ISCF-Investor Percentile ranking vs. Total
Funds in M-Star Foreign Small/Mid
Growth Category	2/132	2/113	N/A

ISCF-Institutional Percentile ranking vs.
Total Funds in M-Star Foreign Small/Mid
Growth Category	1/132	1/113	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus amended on December 31, 2018. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

26	www.browncapital.com

The Brown Capital Management International Small Company Fund

March 31, 2019 (Unaudited)

Investing in the securities of international small companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established companies.

The MSCI All Country World ex USA Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States.

Morningstar Foreign Small/Mid Growth Category- Foreign small/mid-growth portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2019	27

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2019

Shares		Value (Note 1)

COMMON STOCKS - 95.95%
	Argentina - 5.63%
40,216	MercadoLibre, Inc.(a)	$20,418,870

	Australia - 3.87%
153,072	REA Group, Ltd.	8,119,052
360,106	WiseTech Global, Ltd.	5,911,628

		14,030,680

	Austria - 1.81%
79,132	Schoeller-Bleckmann Oilfield Equipment AG	6,568,709

	Canada - 7.82%
475,592	Descartes Systems Group, Inc.(a)	17,289,078
189,604	Kinaxis, Inc.(a)	11,062,539

		28,351,617

	Denmark - 8.05%
582,109	Ambu A/S - Class B	15,402,440
284,906	NNIT A/S	7,345,895
66,677	SimCorp A/S	6,436,874

		29,185,209

	France - 7.57%
384,149	Albioma SA	9,006,212
227,696	Interparfums SA	12,375,005
251,113	Lectra	6,070,335

		27,451,552

	Germany - 9.57%
623,340	Evotec AG(a)	16,564,802
120,104	STRATEC SE	8,110,547
80,104	Wirecard AG	10,036,992

		34,712,341

	Hong Kong - 3.65%
10,288,000	Kingdee International Software Group Co., Ltd.	11,900,081
776,000	Lifestyle International Holdings, Ltd.	1,344,416

		13,244,497

	India - 2.35%
151,369	CRISIL, Ltd.	3,193,443
925,950	Emami, Ltd.	5,346,518

		8,539,961

	Ireland - 1.09%
536,560	Avadel Pharmaceuticals PLC(a)(b)	772,646
2,379,845	Datalex PLC	2,151,691
13,129	Paddy Power Betfair PLC	1,012,513

		3,936,850

	Israel - 5.36%
163,409	CyberArk Software, Ltd.(a)	19,453,841

28	www.browncapital.com

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2019

Shares		Value (Note 1)

COMMON STOCKS - 95.95% (continued)
	Italy - 1.62%
345,148	Azimut Holding SpA	$5,865,624

	Japan - 13.89%
523,014	Hiday Hidaka Corp.	10,098,808
373,200	Kakaku.com, Inc.	7,162,288
672,400	M3, Inc.	11,266,325
163,468	Software Service, Inc.	14,941,179
263,326	Towa Pharmaceutical Co., Ltd.	6,921,128

		50,389,728

	South Africa - 0.63%
388,050	Famous Brands, Ltd.(a)	2,288,698

	Switzerland - 1.86%
9,269	Partners Group Holding AG	6,739,398

	United Kingdom - 20.19%
857,903	Abcam PLC	12,682,220
369,262	Dechra Pharmaceuticals PLC	12,975,909
86,658	GW Pharmaceuticals PLC(a)(b)	14,607,939
317,646	Immunodiagnostic Systems Holdings PLC	724,007
461,253	PayPoint PLC	5,148,506
781,317	Playtech PLC	4,422,606
666,210	Rightmove PLC	4,425,298
83,682	Stallergenes Greer PLC(a)	3,426,266
4,751,143	Vectura Group PLC(a)	4,418,324
216,868	Victrex PLC	6,089,834
290,206	Vitec Group PLC	4,308,960

		73,229,869

	United States - 0.99%
30,067	KLA - Tencor Corp.	3,590,271

Total Common Stocks (Cost $322,322,400)		347,997,715

SHORT TERM INVESTMENTS - 4.05%
14,678,517	Dreyfus Government Cash Management Institutional Shares, 2.30%(c)	14,678,517

Total Short Term Investments (Cost $14,678,517)		14,678,517

Total Value of Investments (Cost $337,000,917) - 100.00%		362,676,232
Other Assets in Excess of Liabilities - 0.00%		10,896

Net Assets - 100.00%		$362,687,128

(a)	Non-income producing investment.
(b)	American Depositary Receipt.
(c)	Represents 7 day effective yield at March 31, 2019.

See Notes to Financial Statements.

Annual Report | March 31, 2019	29

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2019

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value

Business Services	15.12%	$54,794,638
Consumer Related	16.98%	61,616,394
Industrial Products & Systems	5.17%	18,728,878
Information/Knowledge Management	28.58%	103,655,094
Medical/Health Care	23.05%	83,630,319
Miscellaneous	7.05%	25,572,392
Short Term Investments	4.05%	14,678,517
Other assets in excess of liabilities	0.00%	10,896

Total	100.00%	$362,687,128

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

30	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Assets and Liabilities	March 31, 2019

	Small Company		International Equity	International Small
	Fund	Mid Company Fund	Fund	Company Fund

Assets:
Unaffiliated Investments, at cost	$1,323,257,912	$16,446,748	$27,657,159	$337,000,917
Affiliated Investments, at cost	1,263,358,417	–	–	–

Unaffiliated Investments, at value (Note 1)	$2,976,332,899	$23,656,555	$35,809,937	$362,676,232
Affiliated Investments, at value (Note 1)	2,084,533,419	–	–	–

Total Investments, at value	$5,060,866,318	$23,656,555	$35,809,937	$362,676,232
Foreign Cash, at value	–	–	42,755*	200,994**
Receivables:
Investments sold	16,986,129	–	35	4,663,621
Fund shares sold	5,755,639	–	7,921	1,308,638
Dividends, interest and reclaims, at value	467,890	4,580	134,999*	418,083**
Prepaid expenses	52,266	10,765	8,601	31,156
Due from Advisor	–	4,085	5,451	–

Total Assets	5,084,128,242	23,675,985	36,009,699	369,298,724

Liabilities:
Payables:
Investments purchased	3,138,226	–	–	6,299,931
Fund shares redeemed	2,319,740	–	30	8,661
Accrued expenses:
Advisory fees	4,299,594	–	–	198,673
Administration fees	28,940	1,659	3,380	11,233
Trustees’ fees	238	238	238	238
Custody fees	47,782	833	4,663	17,227
Transfer agent fees	89,955	4,721	4,583	5,595
12b-1 fees - Investor Class	372,550	1,732	625	7,671
Legal and audit fees	25,526	24,026	24,026	23,489
Printing fees	158,922	259	309	2,345
Other expenses	44,772	1,261	1,850	36,533

Total Liabilities	10,526,245	34,729	39,704	6,611,596

Net Assets	$5,073,601,997	$23,641,256	$35,969,995	$362,687,128

Net Assets Consist of:
Paid-in capital	$2,519,455,211	$16,079,265	$28,666,142	$335,556,060
Total distributable earnings	2,554,146,786	7,561,991	7,303,853	27,131,068

Net Assets	$5,073,601,997	$23,641,256	$35,969,995	$362,687,128

See Notes to Financial Statements.

Annual Report | March 31, 2019	31

The Brown Capital Management Mutual Funds

Statements of Assets and Liabilities	March 31, 2019

	Small Company		International Equity		International Small
	Fund	Mid Company Fund	Fund		Company Fund

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per
Share	$99.54	$11.40	$13.71	(a)	$16.76	(a)
Net Assets	$2,194,657,280	$8,381,044	$2,991,001		$40,248,360
Shares Outstanding, no par value (unlimited shares authorized)	22,047,129	734,894	218,161		2,401,873
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per
Share	$101.39	$11.93	$13.74	(a)	$16.91	(a)
Net Assets	$2,878,944,717	$15,260,212	$32,978,994		$322,438,768
Shares Outstanding, no par value (unlimited shares authorized)	28,395,807	1,279,424	2,400,856		19,066,280

*	At Cost; $42,856 for Foreign Cash and $135,557 for dividends and reclaims.
**	At Cost; $200,994 for Foreign Cash and $378,040 for dividends and reclaims.
(a)	Redemption price per share may be reduced for any applicable redemption fees. For a description of the possible redemption fees, please see the Fund’s Prospectus.

See Notes to Financial Statements.

32	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Operations	For the Year Ended March 31, 2019

			International Equity	International Small
	Small Company Fund	Mid Company Fund	Fund	Company Fund

Investment Income:
Dividends	$8,139,361	$109,152	$813,368	$1,590,620
Dividends from affiliated investments	5,497,426	–	–	–
Foreign taxes withheld	–	–	(65,052)	(78,386)

Total Investment Income	13,636,787	109,152	748,316	1,512,234

Expenses:
Advisory fees (Note 2)	50,111,624	160,296	342,061	1,307,233
Administration fees (Note 2)	327,922	9,709	18,534	112,142
Transfer agent fees (Note 2)	949,925	41,588	40,084	49,961
Custody fees	285,404	5,000	29,291	176,470
Registration fees	134,051	42,668	39,497	85,042
12b-1 Fees - Investor Class (Note 2)	4,483,025	20,844	7,325	59,367
Legal fees (Note 2)	55,217	55,217	55,217	55,219
Audit and tax preparation fees	16,000	14,500	14,500	14,500
Trustees’ fees and expenses	35,369	35,369	35,369	35,369
Compliance services fees (Note 2)	13,500	13,500	13,500	13,500
Printing fees	430,560	2,637	1,723	6,077
Other expenses	70,885	6,046	9,649	22,025

Total Expenses	56,913,482	407,374	606,750	1,936,905
Expenses waived by Advisor - Investor Class (Note 2)	–	(75,425)	(17,135)	(68,733)
Expenses waived by Advisor - Institutional Class (Note 2)	–	(118,675)	(202,301)	(232,791)

Net Expenses	56,913,482	213,274	387,314	1,635,381

Net Investment Income/(Loss)	(43,276,695)	(104,122)	361,002	(123,147)

Realized and Unrealized Gain/(Loss) on:
Net realized gain/(loss) from investments	269,733,890	2,017,595	(246,070)	2,149,558
Net realized gain from affiliated investments	51,475,593	–	–	–
Net realized loss from foreign currency transactions	–	–	(12,572)	(47,365)
Net change in unrealized appreciation/(depreciation) of
investments	88,725,971	1,096,382	(608,798)	19,780,569
Net change in unrealized appreciation of affiliated investments	121,614,134	–	–	–
Net change in unrealized depreciation of foreign currency
translations	–	–	(4,578)	(6,365)

Net Realized and Unrealized Gain/(Loss) on Investments
and Foreign Currencies	531,549,588	3,113,977	(872,018)	21,876,397

Net Increase/(Decrease) in Net Assets Resulting From
Operations	$488,272,893	$3,009,855	$(511,016)	$21,753,250

See Notes to Financial Statements.

Annual Report | March 31, 2019	33

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		Mid Company Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018

Operations:
Net investment loss	$(43,276,695)	$(35,682,450)	$(104,122)	$(82,942)
Net realized gain from investments and foreign currency
transactions	321,209,483	281,887,392	2,017,595	3,180,822
Net change in unrealized appreciation/(depreciation) of
investments and foreign currency transactions	210,340,105	693,557,699	1,096,382	(339,847)

Net Increase in Net Assets Resulting from Operations	488,272,893	939,762,641	3,009,855	2,758,033

Distributions to Shareholders: (Note 4)(a)
Investor	(122,814,441)	(113,040,893)	(791,079)	(1,536,502)
Institutional	(146,403,344)	(119,706,324)	(1,204,447)	(2,100,173)

Net Decrease in Net Assets from Distributions	(269,217,785)	(232,747,217)	(1,995,526)	(3,636,675)

Capital Share Transactions:
Shares sold
Investor	452,754,675	328,872,917	1,287,107	277,282
Institutional	1,027,124,125	910,801,202	1,227,102	117,875
Reinvested dividends and distributions
Investor	119,387,278	109,668,064	786,348	1,524,457
Institutional	138,028,469	114,966,619	1,203,725	2,100,173
Shares redeemed
Investor	(573,828,481)	(759,803,766)	(2,431,028)	(1,607,297)
Institutional	(829,635,769)	(473,904,187)	(32,034)	(948,854)

Net Increase in Net Assets Resulting from Capital Share
Transactions	333,830,297	230,600,849	2,041,220	1,463,636

Net Increase in Net Assets	552,885,405	937,616,273	3,055,549	584,994
Net Assets:
Beginning of Year	4,520,716,592	3,583,100,319	20,585,707	20,000,713

End of Year	$5,073,601,997	$4,520,716,592 (b)	$23,641,256	$20,585,707 (c)

See Notes to Financial Statements.

34	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		Mid Company Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018

Share Information:
Investor Class:
Shares sold	4,454,066	3,705,021	131,599	24,332
Reinvested distributions	1,339,624	1,243,684	80,404	141,284
Shares redeemed	(5,764,459)	(8,582,688)	(226,347)	(136,332)

Net Increase/(Decrease) in Capital Shares	29,231	(3,633,983)	(14,344)	29,284
Shares Outstanding, Beginning of Year	22,017,898	25,651,881	749,238	719,954

Shares Outstanding, End of Year	22,047,129	22,017,898	734,894	749,238

Share Information:
Institutional Class:
Shares sold	10,025,426	10,009,114	111,433	10,072
Reinvested distributions	1,521,478	1,284,830	117,781	187,516
Shares redeemed	(8,152,262)	(5,245,825)	(2,918)	(77,803)

Net Increase in Capital Shares	3,394,642	6,048,119	226,296	119,785
Shares Outstanding, Beginning of Year	25,001,165	18,953,046	1,053,128	933,343

Shares Outstanding, End of Year	28,395,807	25,001,165	1,279,424	1,053,128

(a)
The prior year ended March 31, 2018 total distributions for the Brown Capital Management Small Company Fund consisted of Net Investment Income of $–, and Net Realized Gains of $232,747,217. The prior year ended March 31, 2018 total distributions for the Brown Capital Management Mid Company Fund consisted of Net Investment Income of $–, and Net Realized Gains of $3,636,675.

(b)	The prior year ended March 31, 2018, Net Assets included accumulated net investment loss of $9,748,773 for the Brown Capital Management Small Company Fund.
(c)	The prior year ended March 31, 2018, Net Assets included accumulated net investment loss of $0 for the Brown Capital Management Mid Company Fund.

See Notes to Financial Statements.

Annual Report | March 31, 2019	35

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	International Equity Fund		International Small Company Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018

Operations:
Net investment income/(loss)	$361,002	$301,215	$(123,147)	$(36,717)
Net realized gain/(loss) from investments and foreign
currency transactions	(258,642)	(151,304)	2,102,193	75,931
Net change in unrealized appreciation/(depreciation) of
investments and foreign currency transactions	(613,376)	4,396,951	19,774,204	5,278,771

Net Increase/(Decrease) in Net Assets Resulting from Operations	(511,016)	4,546,862	21,753,250	5,317,985

Distributions to Shareholders: (Note 4)(a)
Investor	(21,131)	(23,025)	(87,588)	(4,242)
Institutional	(322,470)	(330,587)	(402,782)	(65,354)

Net Decrease in Net Assets from Distributions	(343,601)	(353,612)	(490,370)	(69,596)

Capital Share Transactions:
Shares sold
Investor	697,802	407,256	50,948,482	2,538,084
Institutional	9,924,560	10,378,197	283,470,946	18,121,688
Reinvested dividends and distributions
Investor	10,697	11,881	83,213	3,953
Institutional	306,086	249,804	378,434	65,335
Shares redeemed, net of redemption fees (Note 1)
Investor	(540,407)	(1,645,919)	(15,219,540)	(497,058)
Institutional	(12,419,770)	(7,684,298)	(9,201,393)	(631,973)

Net Increase/(Decrease) in Net Assets Resulting from
Capital Share Transactions	(2,021,032)	1,716,921	310,460,142	19,600,029

Net Increase/(Decrease) in Net Assets	(2,875,649)	5,910,171	331,723,022	24,848,418
Net Assets:
Beginning of Year	38,845,644	32,935,473	30,964,106	6,115,688

End of Year	$35,969,995	$38,845,644 (b)	$362,687,128	$30,964,106 (c)

See Notes to Financial Statements.

36	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	International Equity Fund		International Small Company Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018

Share Information:
Investor Class:
Shares sold	49,980	29,627	3,160,581	169,801
Reinvested distributions	880	843	5,562	278
Shares redeemed	(39,004)	(122,826)	(974,248)	(36,215)

Net Increase/(Decrease) in Capital Shares	11,856	(92,356)	2,191,895	133,864
Shares Outstanding, Beginning of Year	206,305	298,661	209,978	76,114

Shares Outstanding, End of Year	218,161	206,305	2,401,873	209,978

Share Information:
Institutional Class:
Shares sold	740,100	749,840	17,928,990	1,278,865
Reinvested distributions	25,151	17,717	25,095	4,566
Shares redeemed	(937,794)	(555,792)	(569,404)	(46,515)

Net Increase/(Decrease) in Capital Shares	(172,543)	211,765	17,384,681	1,236,916
Shares Outstanding, Beginning of Year	2,573,399	2,361,634	1,681,599	444,683

Shares Outstanding, End of Year	2,400,856	2,573,399	19,066,280	1,681,599

(a)
The prior year ended March 31, 2018 total distributions for the Brown Capital Management International Equity Fund consisted of Net Investment Income of $353,612, and Net Realized Gains of $–. The prior year ended March 31, 2018 total distributions for the Brown Capital Management International Small Company Fund consisted of Net Investment Income of $–, and Net Realized Gains of $69,596.

(b)	The prior year ended March 31, 2018, Net Assets included accumulated net investment loss of $39,257 for the Brown Capital Management International Equity Fund.
(c)	The prior year ended March 31, 2018, Net Assets included accumulated net investment loss of $4,883 for the Brown Capital Management International Small Company Fund.

See Notes to Financial Statements.

Annual Report | March 31, 2019	37

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015

Net Asset Value, Beginning of Year	$95.37	$79.90	$67.50	$75.13	$72.39

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.99)	(0.88)	(0.63)	(0.54)	(0.47)
Net Realized and Unrealized
Gain/(Loss) on Investments	10.86	21.65	17.10	(0.56)	7.12

Total from Investment Operations	9.87	20.77	16.47	(1.10)	6.65

Less Distributions:
Distributions (from capital gains)	(5.70)	(5.30)	(4.07)	(6.53)	(3.91)

Total Distributions	(5.70)	(5.30)	(4.07)	(6.53)	(3.91)

Net Asset Value, End of Year	$99.54	$95.37	$79.90	$67.50	$75.13

Total Return(b)	11.05%	26.54%	24.75%	(1.87%)	9.59%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,194,657	$2,099,756	$2,049,694	$1,792,557	$2,068,125
Average Net Assets for the Year (000s)	$2,241,764	$2,074,586	$2,021,964	$1,898,838	$2,020,100
Ratio of Expenses to Average Net Assets(c)	1.25%	1.25%	1.28%	1.26%	1.25%
Ratio of Net Investment Loss to Average Net Assets	(0.97%)	(0.98%)	(0.84%)	(0.74%)	(0.65%)
Portfolio Turnover Rate	17%	12%	14%	22%	11%

(a)	Calculated using average shares method.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

38	www.browncapital.com

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015

Net Asset Value, Beginning of Year	$96.83	$80.91	$68.17	$75.66	$72.74

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.80)	(0.71)	(0.49)	(0.39)	(0.32)
Net Realized and Unrealized
Gain/(Loss) on Investments	11.06	21.93	17.30	(0.57)	7.15

Total from Investment Operations	10.26	21.22	16.81	(0.96)	6.83

Less Distributions:
Distributions (from capital gains)	(5.70)	(5.30)	(4.07)	(6.53)	(3.91)

Total Distributions	(5.70)	(5.30)	(4.07)	(6.53)	(3.91)

Net Asset Value, End of Year	$101.39	$96.83	$80.91	$68.17	$75.66

Total Return(b)	11.29%	26.77%	25.01%	(1.66%)	9.80%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,878,945	$2,420,961	$1,533,407	$860,998	$660,774
Average Net Assets for the Year (000s)	$2,770,899	$1,956,032	$1,091,159	$735,089	$599,850
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.08%	1.06%	1.05%
Ratio of Net Investment Loss to Average
Net Assets	(0.77%)	(0.78%)	(0.65%)	(0.53%)	(0.45%)
Portfolio Turnover Rate	17%	12%	14%	22%	11%

(a)	Calculated using average shares method.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

Annual Report | March 31, 2019	39

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015

Net Asset Value, Beginning of Year	$11.17	$11.90	$11.42	$26.49	$26.92

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.07)	(0.07)	(0.06)	(0.08)	(0.15)
Net Realized and Unrealized
Gain/(Loss) on Investments	1.44	1.76	1.15	(3.77)	1.53

Total from Investment Operations	1.37	1.69	1.09	(3.85)	1.38

Less Distributions:
Distributions (from capital gains)	(1.14)	(2.42)	(0.61)	(11.22)	(1.81)

Total Distributions	(1.14)	(2.42)	(0.61)	(11.22)	(1.81)

Net Asset Value, End of Year	$11.40	$11.17	$11.90	$11.42	$26.49

Total Return(b)	13.93%	14.90%	9.83%	(15.04%)	5.60%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$8,381	$8,369	$8,569	$11,954	$23,163
Average Net Assets for the Year (000s)	$8,338	$8,316	$9,848	$17,647	$28,207
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements(c)	2.05%	2.00%	1.96%	1.60%	1.28%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.64%)	(0.56%)	(0.53%)	(0.43%)	(0.57%)
Portfolio Turnover Rate	25%	28%	45%	37%	41%

(a)	Calculated using average shares method.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

40	www.browncapital.com

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

Institutional Class	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015

Net Asset Value, Beginning of Year	$11.60	$12.25	$11.70	$26.77	$27.11

Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.05)	(0.04)	(0.03)	(0.02)	(0.08)
Net Realized and Unrealized Gain/(Loss) on Investments	1.52	1.81	1.19	(3.83)	1.55

Total from Investment Operations	1.47	1.77	1.16	(3.85)	1.47

Less Distributions:
Distributions (from capital gains)	(1.14)	(2.42)	(0.61)	(11.22)	(1.81)

Total Distributions	(1.14)	(2.42)	(0.61)	(11.22)	(1.81)

Net Asset Value, End of Year	$11.93	$11.60	$12.25	$11.70	$26.77

Total Return(b)	14.29%	15.14%	10.20%	(14.87%)	5.90%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$15,260	$12,217	$11,432	$11,373	$56,385
Average Net Assets for the Year (000s)	$13,043	$11,502	$10,675	$21,677	$53,622
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements	1.81%	1.75%	1.72%	1.35%	1.04%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Loss to Average Net Assets	(0.39%)	(0.31%)	(0.27%)	(0.08%)	(0.30%)
Portfolio Turnover Rate	25%	28%	45%	37%	41%

(a)	Calculated using average shares method.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

Annual Report | March 31, 2019	41

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout the years presented.

Investor Class	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018		For the Year Ended March 31, 2017		For the Year Ended March 31, 2016	For the Year Ended March 31, 2015

Net Asset Value, Beginning of Year	$13.96	$12.38		$12.41		$12.63	$12.59

Income/(Loss) from Investment Operations:
Net Investment Income(a)	0.10	0.10		0.16		0.12	0.10
Net Realized and Unrealized Gain/(Loss) on Investments	(0.26)	1.59		0.02		(0.36)	(0.05)

Total from Investment Operations	(0.16)	1.69		0.18		(0.24)	0.05

Less Distributions:
Distributions (from net investment income)	(0.10)	(0.11)		(0.21)		(0.04)	(0.01)

Total Distributions	(0.10)	(0.11)		(0.21)		(0.04)	(0.01)

Redemption Fees Added to Paid-in Capital (Note 1)	0.01	0.00	(b)	0.00	(b)	0.06	0.00	(b)

Net Asset Value, End of Year	$13.71	$13.96		$12.38		$12.41	$12.63

Total Return(c)	(0.99%)	13.64%		1.60%		(1.44%)	0.40%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,991	$2,879		$3,696		$4,324	$1,671
Average Net Assets for the Year (000s)	$2,930	$3,091		$4,479		$1,975	$4,014
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements(d)	1.83%	1.76%		1.87%		2.04%	2.84%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements(d)	1.25%	1.25%		1.25%		1.25%	1.60%	(e)
Ratio of Net Investment Income to Average Net Assets	0.72%	0.77%		1.33%		0.97%	0.79%
Portfolio Turnover Rate	28%	5%		2%		2%	12%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.
(e)	Effective June 30, 2014, the net expense limitation changed from 1.75% to 1.00%, excluding 12b-1 fees.

See Notes to Financial Statements.

42	www.browncapital.com

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout the years/periods presented.

Institutional Class	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018		For the Year Ended March 31, 2017		For the Year Ended March 31, 2016		For the Period Ended March 31, 2015(a)

Net Asset Value, Beginning of Period	$13.98	$12.38		$12.38		$12.64		$12.56

Income/(Loss) from Investment Operations:
Net Investment Income(b)	0.13	0.11		0.19		0.10		0.03
Net Realized and Unrealized Gain/(Loss) on Investments	(0.26)	1.62		0.05		(0.28)		0.09	(c)

Total from Investment Operations	(0.13)	1.73		0.24		(0.18)		0.12

Less Distributions:
Distributions (from net investment income)	(0.12)	(0.13)		(0.24)		(0.08)		(0.04)

Total Distributions	(0.12)	(0.13)		(0.24)		(0.08)		(0.04)

Redemption Fees Added to Paid-in Capital (Note 1)	0.01	0.00	(d)	0.00	(d)	0.00	(d)	–

Net Asset Value, End of Period	$13.74	$13.98		$12.38		$12.38		$12.64

Total Return(e)	(0.71%)	13.97%		2.09%		(1.47%)		0.94%	(f)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$32,979	$35,967		$29,239		$29,676		$13,266
Average Net Assets for the Period (000s)	$35,068	$33,521		$29,244		$21,936		$12,783
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements	1.58%	1.51%		1.61%		1.79%		2.54%	(g)
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements	1.00%	1.00%		1.00%		1.00%		1.00%	(g)
Ratio of Net Investment Income to Average Net Assets	0.97%	0.83%		1.56%		0.79%		0.37%	(g)
Portfolio Turnover Rate	28%	5%		2%		2%		12%(f)	(h)

(a)	The Fund began offering Institutional Class Shares on August 1, 2014.
(b)	Calculated using average shares method.
(c)
The amount of net realized and unrealized gain on investment per share for the period ended March 31, 2015 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(d)	Less than $0.005 per share.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Not Annualized.
(g)	Annualized.
(h)	Portfolio turnover rate is calculated at the Fund level and represents the year ended March 31, 2015.

See Notes to Financial Statements.

Annual Report | March 31, 2019	43

The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout the years/periods presented.

Investor Class	For the Year Ended March 31, 2019		For the Year Ended March 31, 2018		For the Year Ended March 31, 2017	For the Period Ended March 31, 2016(a)

Net Asset Value, Beginning of Period	$16.27		$11.70		$10.31	$10.00

Income/(Loss) from Investment Operations:
Net Investment Loss(b)	(0.05)		(0.05)		(0.03)	(0.02)
Net Realized and Unrealized Gain on Investments	0.58		4.66		1.64	0.33

Total from Investment Operations	0.53		4.61		1.61	0.31

Less Distributions:
Distributions (from capital gains)	(0.04)		(0.04)		(0.22)	–

Total Distributions	(0.04)		(0.04)		(0.22)	–

Redemption Fees Added to Paid-in Capital (Note 1)	0.00	(c)	0.00	(c)	–	–

Net Asset Value, End of Period	$16.76		$16.27		$11.70	$10.31

Total Return(d)	3.32%		39.49%		15.84%	3.10%	(e)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$40,248		$3,417		$891	$319
Average Net Assets for the Period (000s)	$23,846		$1,465		$590	$157
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and
Reimbursements(f)	1.75%		3.73%		7.99%	13.59%	(g)
Ratio of Expenses to Average Net Assets Including Fee Waivers and
Reimbursements(f)	1.46%		1.50%		1.50%	1.50%	(g)
Ratio of Net Investment Loss to Average Net Assets	(0.34%)		(0.36%)		(0.28%)	(0.31%)	(g)
Portfolio Turnover Rate	7%		3%		11%	–%(e)	(h)

(a)	The Fund began offering Investor Class Shares on September 30, 2015.
(b)	Calculated using average shares method.
(c)	Less than $0.005 per share.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Not Annualized.
(f)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on September 30, 2015.
(g)	Annualized.
(h)	Less than 0.5%.

See Notes to Financial Statements.

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The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout the years/periods presented.

Institutional Class	For the Year Ended March 31, 2019		For the Year Ended March 31, 2018		For the Year Ended March 31, 2017		For the Period Ended March 31, 2016(a)

Net Asset Value, Beginning of Period	$16.38		$11.75		$10.32		$10.00

Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(b)	(0.01)		(0.03)		0.00	(c)	(0.02)
Net Realized and Unrealized Gain on Investments	0.58		4.70		1.65		0.34

Total from Investment Operations	0.57		4.67		1.65		0.32

Less Distributions:
Distributions (from capital gains)	(0.04)		(0.04)		(0.22)		–

Total Distributions	(0.04)		(0.04)		(0.22)		–

Redemption Fees Added to Paid-in Capital (Note 1)	0.00	(c)	0.00	(c)	–		–

Net Asset Value, End of Period	$16.91		$16.38		$11.75		$10.32

Total Return(d)	3.54%		39.84%		16.21%		3.20%	(e)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$322,439		$27,547		$5,225		$2,525
Average Net Assets for the Period (000s)	$107,782		$14,171		$3,772		$2,201
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and
Reimbursements	1.41%		3.09%		7.83%		13.34%	(f)
Ratio of Expenses to Average Net Assets Including Fee Waivers and
Reimbursements	1.19%		1.25%		1.25%		1.25%	(f)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.04%)		(0.22%)		0.03%		(0.33%)	(f)
Portfolio Turnover Rate	7%		3%		11%		–%(e)	(g)

(a)	The Fund began offering Institutional Class Shares on September 30, 2015.
(b)	Calculated using average shares method.
(c)	Less than $0.005 per share.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Not Annualized.
(f)	Annualized.
(g)	Less than 0.5%.

See Notes to Financial Statements.

Annual Report | March 31, 2019	45

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2019

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management Mid Company Fund (“Mid Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”) and The Brown Capital Management International Small Company Fund (“International Small Company Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as a diversified, open-end management investment company, as those terms are defined in the 1940 Act.

The primary investment objective of the Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the Mid Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. Beginning in October 2018, the Mid Company Fund revised its investment strategy to state that the Fund will seek its investment objective by investing in equity securities of companies that have total operating revenues of $500 million to $5 billion at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Equity Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On August 1, 2014, the Fund began to offer Institutional Shares.

The primary investment objective of the International Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Small Company Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment. The Fund commenced operations on September 30, 2015 and offers Investor and Institutional shares classes.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with United States generally accepted accounting principles (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP.

Investment Valuation
The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over-the-counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to a Fund’s net asset value calculation; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2019

Fair Value Measurement
In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2019:

Small Company Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$4,850,212,463	$–	$–	$4,850,212,463

Short Term Investments	210,653,855	–	–	210,653,855
Total	$5,060,866,318	$–	$–	$5,060,866,318

Mid Company Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$23,381,780	$–	$–	$23,381,780
Short Term Investments	274,775	–	–	274,775

Total	$23,656,555	$–	$–	$23,656,555

International Equity Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$34,894,728	$–	$–	$34,894,728
Short Term Investments	915,209	–	–	915,209

Total	$35,809,937	$–	$–	$35,809,937

Annual Report | March 31, 2019	47

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2019

International Small Company Fund:
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$347,997,715	$–	$–	$347,997,715
Short Term Investments	14,678,517	–	–	14,678,517

Total	$362,676,232	$–	$–	$362,676,232

* See Schedule of Investments for industry/country classifications.

For the year ended March 31, 2019, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Foreign Currency Translation (International Equity Fund and International Small Company Fund)
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain/loss or unrealized appreciation/(depreciation) from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

In-Kind Subscriptions
On June 20, 2018, the Small Company Fund received portfolio securities rather than cash as payment for certain subscriptions of Fund shares (in-kind subscriptions). The proceeds for the in-kind subscriptions, which are included in Subscriptions of shares in the Statements of Changes in Net Assets, were $2,499,997 and represented 0.05% of the Fund’s net assets on June 20, 2018.

Affiliated Companies
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended March 31, 2019, the Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2019

Small Company Fund

Security Name	Market Value as of March 31, 2018	Purchases	Purchases In-Kind	Sales	Corporate Actions	Market Value as of March 31, 2019*	Share Balance as of March 31, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss

American
Software, Inc.
(Class A)	$23,886,616	$–	$13,401	$–	$–	$21,967,876	1,838,316	$808,762	$(1,932,141)	$–
Alteryx Inc.
(Class A)	–	124,771,771	–	–	–	169,443,735	2,020,314	–	44,671,964	–
Balchem Corp.	166,940,531	39,276,276	116,953	(23,545,372)		204,362,118	2,202,178	1,086,038	23,688,979	(2,115,249)
Cardiovascular
Systems, Inc.	25,377,769	27,812,955	18,117	–	–	72,942,374	1,886,766	–	19,733,533	–
DMC
Global, Inc.	23,118,046	5,443,399	19,442	–	–	48,668,942	980,438	71,487	20,088,055	–
Ellie Mae, Inc.	133,407,698	109,101,712	106,180	(61,101,448)	–	193,921,705	1,964,958	–	17,435,837	(5,028,274)
Inogen, Inc.	134,377,870	40,873,046	102,207	(4,704,031)	–	131,318,672	1,376,939	–	(38,978,335)	(352,085)
Manhattan
Associates, Inc.	189,847,945	19,305,243	120,604	(27,603,800)	–	241,827,860	4,388,094	–	66,043,876	(5,886,008)
Meridian
Bioscience, Inc.	35,001,665	–	20,228	–	–	43,428,197	2,466,110	1,232,905	8,406,304	–
Neogen Corp.	243,131,496	–	128,441	(34,711,964)	–	181,522,447	3,162,963	–	(38,688,772)	11,663,246
NextGen
Healthcare
Inc.(a)	58,990,618	–	42,045	–	–	72,768,780	4,323,754	–	13,736,117	–
PROS
Holdings, Inc.	65,747,337	9,568,873	42,522	–	–	97,170,501	2,300,438	–	21,811,769	–
Proto Labs, Inc.	258,686,878	–	142,390	(18,241,926)	–	219,455,568	2,087,270	–	(28,311,295)	7,179,521
Quidel Corp.	130,582,028	12,147,572	84,897	–	–	176,258,792	2,692,207	–	33,444,295	–
Sun Hydraulics
Corp.	129,619,110	26,353,330	70,143	–	–	136,963,160	2,944,811	1,012,906	(19,079,423)	–
Vocera
Communications,
Inc.	37,896,136	18,197,386	31,269	–	–	72,512,692	2,292,529	–	16,387,901	–

						$2,084,533,419	38,928,085	$4,212,098	$158,458,664	$5,461,151

Investments no longer affiliated as of March 31, 2019
Abaxis, Inc.	$90,593,313	$–	$27,064	$(47,179,597)	$(55,937,684)	$–	–	$124,171	$(62,061,857)	$74,558,761
Endologix, Inc.	17,720,430	–	13,139	–	–	2,770,436	419,128	–	(14,963,133)	–
Geospace
Technologies Corp.	6,932,885	–	–	(7,949,118)	–	–	–	–	15,503,015	(14,486,782)
NIC, Inc.	56,566,749	–	34,160	(25,701,164)	–	44,181,102	2,585,202	1,161,157	11,683,797	1,597,560
Zoe’s
Kitchen, Inc.	22,763,072	–	7,091	–	(20,108,714)	–	–	–	12,993,648	(15,655,097)

						$46,951,538	3,004,330	$1,285,328	$(36,844,530)	$46,014,442

GRAND TOTAL						$2,131,484,957	41,932,415	$5,497,426	$121,614,134	$51,475,593

(a)	Quality Systems, Inc. changed its name to NextGen Healthcare Inc. on 9/10/2018
*	See Schedule of Investments for industry/country classifications.

Annual Report | March 31, 2019	49

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2019

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions

Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Fees on Redemptions
The redemption fee is not a fee to finance sales or sales promotion expense, but is paid to the International Equity Fund and the International Small Company Fund to defray the costs of liquidating an investor and discouraging short term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds. During the year ended March 31, 2019, the International Equity Fund and the International Small Company Fund had redemption fees of $17,868 and $16,109, respectively.

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor
Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees

			Expense	Advisory
Fund	Average Net Assets	Rate	Limitation Ratio	Fees Waived	Expenses Reimbursed

Small Company Fund	On all assets	1.00%	1.25%	$–	$–
Mid Company Fund	On all assets	0.75%	0.90%	194,100	–
International Equity Fund	First $100 million	0.90%	1.00%
	Over $100 million	0.75%		219,436	–
International Small Company Fund	On all assets	1.00%	1.15%(a)	301,524	–

(a) Effective December 31, 2018, the annual expense limitation rate changed from 1.25% to 1.15%.

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2019

expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the Mid Company Fund, the International Equity Fund and the International Small Company Fund, 1.25%, 0.90%, 1.00% and 1.15% of the average daily net assets of those Funds, respectively.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) fiscal years, provided that the particular Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular Fund to exceed the percentage limits as described above. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular Fund’s assets exceed $20 million for the Small Company Fund, the International Equity Fund and the International Small Company Fund or $15 million for the Mid Company Fund; (ii) the particular Fund’s total annual expense ratio is less than the percentage described above and does not exceed the Fund’s expense limitation at the time of recovery; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis. The amounts waived/reimbursed can be recouped up to three years from the date incurred.

Fund	Expires 2020	Expires 2021	Expires 2022

Small Company Fund	$–	$–	$–
Mid Company Fund	167,978	168,581	194,100
International Equity Fund	206,394	188,385	219,436
International Small Company Fund	286,299	293,601	301,524

Administrator
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee.

Compliance Services
The principal owner of Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual compliance services fee. ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds pursuant to a Transfer Agency and Services Agreement. ALPS is compensated under this agreement for these services.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

12b-1 Plan
Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid Company Fund, the International Equity Fund and the International Small Company Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan. The Distributor may reimburse the Advisor for expenditures that it incurs for marketing and distributions related services for the Funds. It is also possible that 12b-1 expenses for a period will exceed the payments made to the Distributor by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust
Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no direct special compensation from the Trust or the Funds for serving as an officer of the Trust.

Annual Report | March 31, 2019	51

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2019

One Trustee and certain officers of the Trust are also employees and/or officers of the Advisor and receives no compensation for serving in such roles.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown in the following table.
	Purchases of	Proceeds From
Fund	Securities	Sales of Securities

Small Company Fund	$821,671,234	$834,094,918
Mid Company Fund	5,303,704	5,180,021
International Equity Fund	10,104,119	12,053,162
International Small Company Fund	306,089,646	9,570,313

For the year ended March 31, 2019, the cost of in-kind purchases and proceeds from in kind sales were as follows:

		Proceeds From
	Purchases of	Sales of
Fund	Securities	Securities

Small Company Fund	$2,499,997	$–

4. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2016-2018 and as of and during the year ended March 31, 2019, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses net of short-term capital gains. For the fiscal year ended March 31, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

		Total Distributable
	Paid-in Capital	Earnings

Small Company Fund	$(11,206,537)	$11,206,537
Mid Company Fund	(40,772)	40,772
International Equity Fund	–	0
International Small Company Fund	–	0

Included in the amounts reclassified to paid in capital were net operating losses of $11,206,537 for Small Company Fund and net operating losses of $40,772 for Mid Company Fund.

At March 31, 2019, the tax-basis cost of investments were as follows:

	Small Company		International Equity	International Small
	Fund	Mid Company Fund	Fund	Company Fund

Gross unrealized appreciation (excess of value over tax cost)	$2,562,582,682	$7,370,383	$8,677,152	$44,463,132
Gross unrealized depreciation (excess of tax cost over value)	(92,214,193)	(310,456)	(1,174,646)	(18,838,565)
Net appreciation (depreciation) of foreign currency	–	–	(1,681)	(6,034)

Net unrealized appreciation	$2,470,368,489	$7,059,927	$7,500,825	$25,618,533

Cost of investments for income tax purposes	$2,590,497,829	$16,596,628	$28,307,431	$337,051,665

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2019

At March 31, 2019, the tax–basis components of net assets were as follows:

				International
	Small Company	Mid Company	International	Small Company
	Fund	Fund	Equity Fund	Fund

Accumulated Ordinary Income	$–	$–	$52,000	$1,324,486
Accumulated Capital Gain/(Loss)	98,917,241	527,724	(166,234)	184,508
Unrealized Appreciation	2,470,368,489	7,059,927	7,500,825	25,618,533
Other Cumulative Effect of Timing Differences	(15,138,944)	(25,660)	(82,738)	3,541

Total	$2,554,146,786	$7,561,991	$7,303,853	$27,131,068

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and tax basis of passive foreign investment companies. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital and ordinary losses on certain transactions is deferred until the subsequent tax year. As of March 31, 2019, Small Company Fund and International Equity Fund elects to defer to the period ending March 31, 2020, capital losses recognized during the period November 1, 2018 to March 31, 2019 in the amount of $4,640,940 and $82,738, respectively.

Small Company Fund and Mid Company Fund elect to defer to the period ending March 31, 2020, late year ordinary losses in the amounts of $10,498,004 and $25,660, respectively.

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Brown Capital Management International Equity Fund used capital loss carryovers in the amount of $212,994 during the period ended March 31, 2019.

Brown Capital Management International Equity Fund had post-enactment capital losses for short-term in the amount of $154,718 and long-term in the amount of $11,516.

Distributions during the fiscal year shown were characterized for tax purposes as follows:

							International Small
	Small Company Fund		Mid Company Fund		International Equity Fund		Company Fund
Distributions Paid From:	2019	2018	2019	2018	2019	2018	2019	2018

Ordinary Income	$–	$–	$97,170	$39,923	$343,601	$353,612	$363,801	$55,420
Long-term capital gains	269,217,785	232,747,217	1,898,356	3,596,752	–	–	126,569	14,176

Total	$269,217,785	$232,747,217	$1,995,526	$3,636,675	$343,601	$353,612	$490,370	$69,596

5. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

6. TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2019, there were four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee of the Trust receives a $54,000 annual retainer and a $1,500 per meeting fee. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

Annual Report | March 31, 2019	53

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2019

7. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from March 31, 2019, the date of these financial statements, through the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of March 31, 2019, had no effect on the Fund’s net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management is currently evaluating the impact of the ASU to the Fund’s financial statements.

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The Brown Capital Management Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brown Capital Management Mutual Funds and the Shareholders of The Brown Capital Management Small Company Fund, The Brown Capital Management Mid Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management Mid Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund, each a series of shares of beneficial interest in Brown Capital Management Mutual Funds (the “Funds”), including the schedules of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

The Brown Capital Management Small Company
Fund – Investor and Institutional Classes	For each of the years in the five-year period ended March 31, 2019
The Brown Capital Management Mid Company
Fund – Investor and Institutional Classes	For each of the years in the five-year period ended March 31, 2019
The Brown Capital Management International
Equity Fund – Investor Class	For each of the years in the five-year period ended March 31, 2019
The Brown Capital Management International	For each of the years in the four-year period ended March 31, 2019 and the period from
Equity Fund – Institutional Class	August 1, 2014 (commencement of operations) to March 31, 2015
The Brown Capital Management International
Small Company Fund – Investor and Institutional Classes	For each of the years in the three-year period ended March 31, 2019 and the period from September 30, 2015 (commencement of operations) to March 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Brown Capital Management Mutual Funds since 2005.

Philadelphia, Pennsylvania
May 24, 2019

Annual Report | March 31, 2019	55

The Brown Capital Management Mutual Funds

Fund Expenses	March 31, 2019 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses
				Paid During
	Beginning	Ending		Period
	Account Value	Account Value	Expense	October 1, 2018 to
	October 1, 2018	March 31, 2019	Ratio(a)	March 31, 2019(b)

Small Company Fund
Investor
Actual	$1,000.00	$903.90	1.25%	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29
Institutional
Actual	$1,000.00	$904.90	1.05%	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	1.05%	$5.29

Mid Company Fund
Investor
Actual	$1,000.00	$1,001.20	1.15%	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	1.15%	$5.79
Institutional
Actual	$1,000.00	$1,002.80	0.90%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	0.90%	$4.53

International Equity Fund
Investor
Actual	$1,000.00	$955.90	1.25%	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29
Institutional
Actual	$1,000.00	$957.30	1.00%	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.00%	$5.04

International Small Company Fund
Investor
Actual	$1,000.00	$975.60	1.44%	$7.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.44%	$7.24
Institutional
Actual	$1,000.00	$976.90	1.18%	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.18%	$5.94

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365.

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The Brown Capital Management Mutual Funds

Additional Information	March 31, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix A to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-877-892-4226 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Funds’ Form N-Q by calling the Funds at 1-877-892-4226. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International Equity Fund (the “International Equity Fund”), The Brown Capital Management Mid Company Fund (the “Mid Company Fund”), and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (each a “Fund” and collectively, the “Funds”) pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and Brown Capital Management Mutual Funds (the “Trust”). At a meeting of the Trust’s Board of Trustees (“Board”) held on March 28, 2019, the Trustees unanimously approved the continuation of the Agreement. At that meeting, legal counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement for the Funds. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third-party ranking organization; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation. The Trustees considered the coordination of services for the Funds among the Advisor and the service providers and the Independent Trustees. The Trustees noted the Advisor’s commitment to enhance its resources and systems, and the continued cooperation with the Independent Trustees and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel. They discussed the Advisor’s hiring of additional investment team members. The Trustees considered the Advisor’s hiring of a new chief compliance officer and director of marketing. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Annual Report | March 31, 2019	57

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2019 (Unaudited)

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund outperformed its Morningstar peers and benchmark index for the 1-year, 3-year, 5-year, and 10-year periods ended December 31, 2018. The Trustees observed that the Mid Company Fund outperformed its Morningstar peers and benchmark index for the 1-year period, and it underperformed its Morningstar peers and benchmark index for the 3-year, 5-year, and 10-year periods ended December 31, 2018. They discussed the Advisor’s ongoing efforts to improve the performance results of the Mid Company Fund. The Trustees observed that the International Equity Fund outperformed its Morningstar peers and benchmark indices for the 1-year and 5-year periods ended December 31, 2018. They noted that for the 3-year period ended December 31, 2018 the International Equity Fund trailed its benchmark indices and Morningstar peers. The Trustees further observed that International Equity Fund outperformed its benchmark indices for the 10-year period but underperformed relative to its Morningstar peers over that period. The Trustees observed that the International Small Company Fund outperformed its Morningstar peers and benchmark index for the 1-year and 3-year periods ended December 31, 2018. They further observed that International Small Company Fund outperformed its benchmark index for the since inception period ended December 31, 2018. The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having substantially similar strategies as the respective Funds. They considered the Advisor’s representation that the differences in performance are generally attributed to differences in cash flows and expenses. Although not the determining factor in the Trustees’ considerations, these foregoing observations assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Funds compared to other similar products and the markets generally, as well as how the performance compared to similar services offered by BCM. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. With respect to the Small Company Fund, the Trustees observed that the management fee was higher than the Morningstar category average, but the overall net expense ratio of the Institutional Class was below the category average while Investor Class was slightly higher than the category average. With respect to the Mid Company Fund, the Trustees observed that the management fee was slightly lower than the Morningstar category average and that the overall net expense ratio of each Class was below the category average. With respect to the International Equity Fund, the Trustees observed that the management fee was higher than the Morningstar category average and the net expense ratio of Institutional Class was below the category average while the Investor Class was higher than the category average. With respect to the International Small Company Fund, the Trustees observed that the management fee is in line with the Morningstar category average and the overall net expense ratio for the Institutional Class was below the category average while the Investor Class was slightly higher than the category average. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Agreement by allowing them to determine how the Funds compared to other similar products. The Trustees also considered how the management fees of the Funds compared to the management fees paid to the Advisor by its separately managed accounts with substantially similar strategies. It was noted that the differences in management fees paid by the Mid Company Fund and International Equity Fund when compared to their respective separately managed accounts were largely due to the Advisor’s costs being higher to manage these disciplines in a mutual fund structure. The Trustees noted that the management fees charged to the Small Company Fund and International Small Company Fund were the same as the management fees charged to their respective separately managed accounts. The Trustees discussed the Advisor’s profitability as it relates to each Fund, noting that the Advisor’s profitability as it relates to Mid Company Fund, International Equity Fund and International Small Company Fund was minimal. They discussed, in particular, the level of BCM’s profitability as it relates to the Small Company Fund, noting that the Advisor’s profitability as it relates to the Small Company Fund was reasonable when considering the high level of service provided to shareholders and the strong performance record over both short- and long- term periods.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the

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The Brown Capital Management Mutual Funds

Additional Information	March 31, 2019 (Unaudited)

management fee and an expense limitation arrangement. It was noted that the Advisor is of the view that with small company funds, there are capacity constraints making breakpoints less appropriate for such funds. For each of the Small Company Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. As a result, the Trustees concluded that the advisory fee structure of the Small Company Fund, the Mid Company Fund, and the International Small Company Fund would not directly result in economies of scale. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its low asset levels, the advisory fee of the International Equity Fund did not, at this time, reflect those economies of scale.

The Trustees also considered that shareholders of the Mid Company Fund, the International Equity Fund and the International Small Company Fund, would continue to benefit from their respective expense limitation arrangements until such point where a Fund’s assets grow to a level where the Fund will be operating below the expense cap. The Trustees noted that the Small Company Fund was currently operating below its expense cap and, as a result, shareholders were not directly benefiting from the expense cap being in place at this time. They also considered the Advisor’s decision to further reduce the expense limitation arrangement for the International Small Company Fund.

Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the absence of affiliated companies (other than certain portfolio holdings); the basis for soft-dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory. The Board of Trustees considered that the Advisor may benefit from the Funds by being able to place a smaller account with or in the Funds.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, determined that it was appropriate to approve the Agreement upon the terms and for the compensation described therein.

4. TAX DESIGNATIONS

The Brown Capital Management International Equity Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

Qualified Dividend Income: 100%
Dividend Received Deduction: 13.22%

The Brown Capital Management Mid Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

Qualified Dividend Income: 100%
Dividend Received Deduction: 100%

The Brown Capital Management International Small Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

Qualified Dividend Income: 100%
Dividend Received Deduction: 0%

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Brown Capital Management Small Company Fund designated $269,217,785 as long-term capital gain dividends. Brown Capital Management Mid Company Fund designated $1,898,356 as long-term capital gain dividends. Brown Capital Management International Small Company Fund designated $126,569 as long-term capital gain dividends.

The Brown Capital Management International Equity Fund designates foreign taxes paid in the amount of $60,573 and foreign source income in the amount of $790,282 for federal income tax purposes for the year ended March 31, 2019. The Brown International Small Company Fund designates foreign taxes paid in the amount of $46,381 and foreign source income in the amount of $1,058,381 for federal income tax purposes.

Annual Report | March 31, 2019	59

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2019 (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer is 1201 N. Calvert Street, Baltimore, Maryland 21202.

				Number of
				Portfolios
				in Fund
				Complex	Other Directorships
Name, Age,	Position(s) Held	Length of Time	Principal Occupation(s)	Overseen	Held by Trustee During
And Address	with Fund/Trust	Served	During Past 5 Years	by Trustee	Past 5 Years

Independent Trustees

James H. Speed, Jr., 65	Trustee, Chairman	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4	Independent Trustee of the following: Starboard Investment Trust for its 17 series; Hillman Capital Management Investment Trust for its one series; WST Investment Trust for its two series; Chesapeake Investment Trust for its one series; and Centaur Mutual Funds for its one series (all registered investment companies). Member of Board of Directors of M&F Bancorp and Investors Title Company.

Louis G. Hutt, Jr., 64	Trustee	Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm (from 1983 to present).	4	Member of Board of Trustees and Chair of Audit Committee of Washington University, St. Louis.

Claude Z. Demby, 54	Trustee	Since October 2014	Senior Vice President and General Manager of LED Business for Cree since December of 2018. Senior Vice President of Strategy and Business Development between 2017 to December 2018. Vice president and General Manager of Semi-Conductor Materials Business between 2014 to 2017; President and CEO of Noel Group (international group of manufacturing businesses) from 2008 to 2014.	4	Member of the Board, Federal Reserve Bank of Richmond-Charlotte Branch; Director, Valour Academy Schools.

Interested Trustees*

Keith A. Lee, 58	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; President since 2011; Principal Executive Officer since 2002	President and Chief Operating Officer of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC.	4	None

* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, LLC, the advisor of the Funds.

60	www.browncapital.com

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2019 (Unaudited)

Number of
Portfolios
in Fund
				Complex	Other Directorships
Name, Age,	Position(s) Held	Length of Time	Principal Occupation(s)	Overseen	Held by Trustee During
And Address	with Fund/Trust	Served	During Past 5 Years	by Trustee	Past 5 Years

Other Officers

Robert Young, 49	Vice President	Since 2011	Managing Director/Co Director of Marketing, Brown Capital Management, LLC, April 1999 to present.	n/a	n/a

John H. Lively, 50	Secretary	Since 2011	Attorney, Practus LLP (lawfirm) May 2017 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to 2017.	n/a	n/a

Cecil Flamer, 72	Treasurer, and Principal Financial Officer	Since 2011	Senior Vice President, Treasurer and Chief Administrative Officer, Brown Capital Management, LLC, July 2004 to present.	n/a	n/a

Julian G. Winters, 50	Chief Compliance Officer	Since 2004	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

Annual Report | March 31, 2019	61

Must be accompanied or preceded by a prospectus.
Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203

Item 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2019, the registrant’s audit committee financial experts are Mr. James H. Speed, Jr., Louis G. Hutt and Claude Z. Demby. Mr. Speed, Mr. Hutt and Mr. Demby are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2018 and March 31, 2019 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2018	2019
The Brown Capital Management Small Company Fund	$14,000	$14,000
The Brown Capital Management International Equity Fund	$12,500	$12,500
The Brown Capital Management Mid Company Fund	$12,500	$12,500
The Brown Capital Management International Small Company Fund	$12,500	$12,500

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2018 and March 31, 2019 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended March 31, 2018 and March 31, 2019 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2018	2019
The Brown Capital Management Small Company Fund	$2,000	$2,000
The Brown Capital Management International Equity Fund	$2,000	$2,000
The Brown Capital Management Mid Company Fund	$2,000	$2,000
The Brown Capital Management International Small Company Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre- approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2018 and 2019 were $8,000, respectively. There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant. The Brown Capital Management Funds are open-end management investment companies.

Item 13.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 13.(a)(1).

(a)(2)	Certifications required by Item 13.(a)(2) of Form N-CSR are filed herewith as Exhibit 13.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 13.(b) of Form N-CSR are filed herewith as Exhibit 13.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer

Date: May 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer
Brown Capital Management Mutual Funds

Date: May 30, 2019

By: (Signature and Title)	/s/ Cecil E. Flamer
Cecil E. Flamer
Treasurer and Principal Financial Officer
Brown Capital Management Mutual Funds

Date: May 30, 2019